                                  LICENSE AGREEMENT

                                         FOR


                      POLE ATTACHMENTS AND/OR CONDUIT OCCUPANCY





                                DATED: MARCH 4, 1997



                                       BETWEEN



                          BELLSOUTH TELECOMMUNICATIONS, INC.
                                      (LICENSOR)


                                         AND


                           IWL COMMUNICATIONS, INCORPORATED
                                      (LICENSEE)








                  BELLSOUTH LICENSE AGREEMENT NUMBER - LA1C971001

                                       CONTENTS

 ARTICLE                                                               PAGE

         Preface                                                         1
    I    Definition                                                      2
   II    Scope of Agreement                                              4
  III    Fees and Charges                                                5
   IV    Advance Payment                                                 6
    V    Specifications                                                  7
   VI    Legal Requirements                                              8
  VII    Issuance of Licenses                                            9
 VIII    Make-Ready Work                                                10
   IX    Construction, Maintenance and Removal of
         Licensee's Facilities                                          13
    X    Construction, Maintenance and Removal of
         Licensor's Facilities and Accommodation of Joint Users and
         Governmental Entities                                          16
   XI    Termination of Licenses                                        17
  XII    Inspection of Licensee's Communications Facilities             18
 XIII    Unauthorized Attachment, Utilization, or Occupancy             19
  XIV    Security Interest                                              20
   XV    Liability and Damages                                          21
  XVI    Insurance                                                      23
 XVII    Authorization Not Exclusive                                    24
XVIII    Assignment of Rights                                           24
  XIX    Failure to Enforce                                             24
   XX    Termination of Agreement                                       25
  XXI    Term of Agreement                                              27
 XXII    Notices                                                        27
XXIII    Choice of Law                                                  28
 XXIV    Supersedure of Previous Agreement(s)                           28
  XXV    Severability                                                   28

APPENDICES

    I    Schedule of Fees and Charges
   II    Multiple Pole Attachment and Conduit Occupancy
         License Applications
  III    Anchors and Guys
   IV    Attachment Transfer Rate Schedule


EXHIBITS

    I    Administrative Forms and Notices
   II    NonDiscrimination Compliance Agreement
  III    Conflict of Interest Agreement
   IV    NonDisclosure Agreement
    V    Transfer of Ownership
   VI    Emergency Procedures for Manhole Entry Transfer of Ownership
  VII    IWL Communications, Incorporated Subsidiary Companies

                               LICENSE AGREEMENT

    THIS AGREEMENT, executed this 4th day of March, 1997, between BELLSOUTH TELECOMMUNICATIONS, INC., a corporation organized and existing under the laws of the State of Georgia, hereinafter called Licensor, and IWL COMMUNICATIONS, INCORPORATED, a corporation organized and existing under the laws of the State of DELAWARE, hereinafter called Licensee;



                                 W I T N E S S E T H:


    WHEREAS, Licensee proposes to furnish communications services in the State(s) of LOUISIANA; and

    WHEREAS, Licensee desires to place and maintain aerial and underground communications facilities within the area described above and further desires to place such communications facilities on Pole(s), Anchor(s), and in the Conduit System of Licensor; and

    WHEREAS, Licensor is willing to permit, under certain conditions, on a revocable, non-exclusive license basis, to the extent it may lawfully do so, the placement of Licensee's Communications Facilities on or within Licensor's facilities where reasonably available in the area described above and where such use will not interfere with Licensor's Service Requirements, including considerations of economy and safety, or the Service Requirements of those parties with which Licensor has Joint User arrangements or the use of its facilities by others;

    NOW THEREFORE, in consideration of the mutual covenants, terms and conditions herein contained, the parties do hereby mutually covenant and agree as follows;

                                   ARTICLE I

                                  DEFINITIONS
                           As used in this Agreement:


A)  AGREEMENT

    This license agreement for pole attachments and/or conduit occupancy, together with all appendices, exhibits, and written notices of fees and charges, the terms of which are specifically incorporated by reference herein.

B)  ANCHOR

    An assembly (rod and fixed object or plate owned by the Licensor or by others), designed to resist the pull of a Guy Strand, for which the Licensor is responsible for authorizing the attachment of Licensee's communication facilities (see Appendix III).

C)  CONDUIT

    A structure, usually underground, containing one or more Ducts.

D)  CONDUIT OCCUPANCY

    Occupancy of a Conduit System by any item of Licensee's Communications Facilities.

E)  CONDUIT SYSTEM

    Any combination of Ducts, Conduits, Manhole(s), handholes, and vaults joined to form an integrated whole, which is owned solely or in part by the Licensor.

F)  DUCT

    A single enclosed raceway for wire conductors or cables.

G)  GUY STRAND

    A metal cable attached to a Pole and Anchor (or another Pole) for the purpose of increasing Pole stability.

H)  JOINT OWNER

    A person, firm, corporation or other legal entity sharing ownership of a Pole and/or Anchor with Licensor.

I)  JOINT USER

    A Joint User which may attach to a Pole or Anchor or occupy a Conduit either solely or partially owned by the Licensor, in return for granting the Licensor equivalent rights of attachment to Pole(s), Anchor(s) and/or occupancy of Conduit which it owns, either solely or partially.

J)  LICENSEE'S COMMUNICATIONS FACILITIES

    All facilities, including but not limited to cables, equipment and associated hardware, owned and utilized by the Licensee which are attached to a Pole or Anchor or occupy a Conduit System.

K)  MANHOLE

    A subsurface enclosure which personnel may enter and use for the purpose of installing, operating, maintaining and repairing communications facilities.

L)  MAKE-READY WORK

    All work, including but not limited to rearrangement and/or transfer of existing facilities, replacement of a Pole or other changes required to accommodate the Licensee's Communications Facilities on a Pole, Anchor or in a Conduit System.

M)  PRELICENSE SURVEY

    All work required, including field inspection and administrative processing, to determine the Make-Ready Work necessary to accommodate Licensee's Communications Facilities on a Pole, Anchor or in a Duct.

N)  POLE

    A Pole owned by the Licensor and/or by others for which Licensor is responsible for authorizing the attachment of Licensee's Communications Facilities.

O)  POLE ATTACHMENT

    Any attachment which, when affixed to a pole in accordance with Article V of this Agreement, occupies no more than twelve (12) inches (including clearances) of vertical pole space.

P)  SERVICE REQUIREMENTS

    Are multitudes of situations causing activity on the part of either party's employees. Activity of importance to this agreement includes new construction, removal of existing facilities and transfer, and/or rearrangement of existing facilities. This activity may be caused by, but is not limited to, increased plant retirements, emergencies, third party attachment(s), changes in plans, changes in nature of circuits, changes in electronics, etc.

Q)  REARRANGEMENT OF ATTACHMENTS

    Is the moving of attachments from one position to another on the same Pole or in the same Conduit System.

R)  TRANSFER OF ATTACHMENTS

    Is the removing of attachments from one Pole and placing of these onto another Pole or moving of attachments from one location in the Licensor's Conduit System to another location in the Licensor's Conduit System.

                                 ARTICLE II

                             SCOPE OF AGREEMENT

A) Subject to the provisions of this Agreement, Licensor agrees to issue to Licensee revocable, non-exclusive licenses authorizing the attachment of Licensee's Communications Facilities to Pole(s) or Anchor(s), or the placement of Licensee's Communications Facilities in Licensor's Conduit System within the state(s) of LOUISIANA.

B) No use, however extended, of Pole(s), Anchor(s), or Conduit Systems or payment of any fees or charges required under this Agreement shall create or vest in Licensee any easements or any other ownership of property rights of any nature in such Pole(s), Anchor(s), or Conduit Systems. Licensee's rights herein shall be and remain a mere license. Neither this Agreement nor any license granted hereunder shall constitute an assignment of any of Licensor's rights to use the public or private property at locations of such Pole(s), Anchor(s), and Conduit Systems.

C) Licensor's rights to locate and maintain its Pole(s), Anchor(s), and Conduit Systems and to operate its facilities in conjunction therewith in such a manner as will best enable it to fulfill its own Service Requirements is in no manner limited by this Agreement.

D) Nothing contained in this Agreement shall be construed to compel Licensor to construct, reconstruct, modify, retain, extend, place or maintain any Pole, Anchor, Duct, or other facility for use by the Licensee not needed for Licensor's own Service Requirements.

E) Nothing contained in this Agreement shall be construed as a limitation, restriction, or prohibition against Licensor with respect to any Joint User agreement or arrangement which Licensor has heretofore entered into, or may in the future enter into, with others not parties to this Agreement regarding the Pole(s), Anchor(s), and Conduit Systems covered by this Agreement. The rights of Licensee shall at all times be subject to any such existing and future agreement or arrangement with any such Joint User.

                                ARTICLE III

                              FEES AND CHARGES


A) Licensee shall pay to Licensor all fees and charges applicable in connection with the attachment of its communications facilities to a Pole, Anchor, or occupancy of a Conduit System as specified in APPENDIX I.

    Licensee may engage in all lawful communications activities; provided those attachments to Licensor's facilities which do not constitute pole attachment(s) by a cable television system within the meaning of 47 U.S.C.
    Section 224 a(4) shall be assessed a Pole rental equal to that assessed other communications providers attaching to Licensor's facilities in the same state(s) of LOUISIANA.

    Where Licensor's communications facilities are attached to Pole(s) or Anchor(s) owned by power distribution companies or authorities or any other company or authority and where pre-survey and/or Make-Ready Work is required by Licensor on said Pole(s) to accommodate Licensee's facilities, Licensee shall pay the Licensor for all such work in accordance with the provisions of this Agreement in the same manner as if the Pole(s) or Anchor(s) belonged to Licensor.

B) Except as herein otherwise expressly provided, Licensee at its own expense shall place, maintain, rearrange, transfer and remove its own attachment(s), and shall at all times perform such work promptly and in such a manner as not to interfere with work or service being performed by the Licensor or other Joint User(s). The Licensor shall provide written notice to the Licensee that such transfer, rearrangements, or removals must be completed.

C) Non-payment of any amount due under this Agreement shall constitute a default by Licensee of this Agreement subject to the provisions of Article XX.

D) At the expiration of six (6) months from the date of this Agreement, changes in the amount of the fees and charges specified in Appendix I and Appendix IV may be made by Licensor upon at least sixty (60) days prior written notice to Licensee, and Licensee agrees to pay such changed fees and charges. Changes in fees and charges will be provided to Licensee by Licensor via written letter specifying effective date of said changes in fees and charges. Notwithstanding any other provision of this Agreement, Licensee may terminate this Agreement at the end of such notice period if the change in fees and charges is not acceptable to Licensee, by giving Licensor written notice of its election to terminate this Agreement at least 10 days prior to the end of such notice period.

E) Licensee shall pay all applicable fees and charges due within thirty (30) days after receipt of the bill. Late payments will subject Licensee to a one and one-half per cent (1 1/2%) late fee assessed monthly on outstanding unpaid balance.

F) Amendments to fees and charges shall be effected by written notification provided sixty (60) days in advance of effective date; notification shall become a part of and be governed by the terms and conditions of this Agreement.

                                 ARTICLE IV

                               ADVANCE PAYMENT


A)  Licensee shall make an advance payment to the Licensor prior to:

    1) any undertaking by Licensor of a Prelicense Survey or the administrative processing portion of such a survey in an amount specified by Licensor sufficient to cover the estimated charges for completing the specific work operation required, and

    2) performance by Licensor of any Make-Ready Work required in an amount specified by Licensor sufficient to cover the estimated charges for completing the required make-ready work.

B) The amount of the advance payment required (Exhibit I, Form B-1) will be credited against the payment due the Licensor for performing the Prelicense Survey or portion thereof and/or Make-Ready Work or having it performed by others.

C) Where the advance payment is less than the charge by the Licensor for such work, Licensee agrees to pay Licensor within thirty (30) days of receipt of the bill all sums due in excess of the amount of the advance payment.

D) Where the advance payment exceeds the charge by the Licensor for such work Licensor shall refund within thirty (30) days of issuance of the bill the difference to Licensee.

E) When the amounts referenced in paragraphs C and D are less than $50.00, such amounts shall be considered de minimus and no adjustment will be necessary.

                                 ARTICLE V

                               SPECIFICATIONS


A) Licensee's Communications Facilities shall be placed and maintained in accordance with the requirements and specifications of the current editions of the Bell System Manual of Construction Procedures (Blue Book), the National Electrical Code (NEC), the National Electrical Safety Code (NESC), all of which are incorporated by reference in this Agreement, the rules and regulations of the Occupational Safety and Health Act (OSHA) and any governing authority having jurisdiction over the subject matter. Where a difference in specifications may exist, the more stringent shall apply.

B) If any part of Licensee's Communications Facilities is not placed and maintained in accordance with A) preceding, and Licensee has not corrected the violation within thirty (30) days from receipt of written notice thereof from Licensor, Licensor may at its option correct said condition. Licensor will attempt to notify Licensee in writing prior to performing such work whenever practicable. However, when the Licensor requires immediate access to the Pole(s) or Conduits for its own construction or maintenance activities, or in the reasonable opinion of the Licensor, the conditions pose an unacceptable working environment or unsafe conditions for employees or the public or otherwise interfere with the performance of the Licensor's then and existing current Service Requirements, or pose a threat to the physical integrity of the Licensor's facilities, the Licensor may perform such work and/or take such action that it deems necessary without first giving written notice to the Licensee and without subjecting itself to any liability. As soon as practicable thereafter, Licensor will advise Licensee in writing of the work performed or the action taken and will endeavor to arrange for reaccommodation of Licensee's facilities so affected. The Licensee shall be responsible for paying the Licensor for all costs incurred by the Licensor for all work, action, and reaccommodation performed by Licensor under this subsection.

                                 ARTICLE VI

                             LEGAL REQUIREMENTS


A) Licensee shall be responsible for obtaining from the appropriate governmental and/or private authority any required authorization to construct, operate and/or maintain its communications facilities on public and/or private property before it attaches its communications facilities to Pole(s) and Anchor(s) or occupies Conduit located on such public and/or private property. Such authorizations, where applicable, may include, but are not necessarily limited to, franchise agreements, certificates of public convenience and necessity to provide service to the public and appropriate easements or right of way permits for location of facilities. In the absence of evidence satisfying the above, Licensor reserves the right to revoke or refuse to issue a license.

B) No license granted under this Agreement shall extend to any Pole, Anchor, or portion of a Conduit System where the attachment or placement of Licensee's Communications Facilities would result in a forfeiture of rights of Licensor, or Joint User(s), to occupy the property on which such Pole(s), Anchor(s), or Conduit Systems are located. If the existence of Licensee's Communications Facilities on a Pole, Anchor, or in a Conduit System would cause a forfeiture of the right of the Licensor or Joint User, or both, to occupy such property Licensee agrees to remove its communications facilities forthwith upon receipt of written notification from the Licensor. If said communications facilities are not so removed, Licensor may perform and/or have performed such removal after the expiration of sixty (60) days from the receipt of said written notification without liability on the part of the Licensor and Licensee agrees to pay Licensor or Joint User or both, the cost thereof and for all losses and damages that may result; provided, however, that should the existence of Licensee's Communications Facilities on a Pole, Anchor or Guy Strand, or in a Conduit System cause the forfeiture of rights by Licensor and/or a Joint User, Licensee shall be required to remove its communications facilities only in the event that it is unable to cure the problem by obtaining the required private and/or public authorization prior to the expiration of the stipulated sixty (60) day time period; provided, however, that where such a situation cannot reasonably by corrected in such sixty (60) day time period, if Licensee shall proceed promptly to correct the same and prosecute such correction with due diligence, the time for correction shall be extended or such period of time as may be necessary to complete such correction. Licensee agrees to indemnify, defend and save harmless
    Licensor from and against any legal action or any cost resulting from such legal action brought against it as a result of Licensee's actions in connection with the exercise of its rights under this Article VI(B).

C)  Licensee shall abide by

    (1)  NonDiscrimination Compliance Agreement as set forth in Exhibit II

    (2)  Conflict of Interest Agreement as set forth in Exhibit III

    (3)  NonDisclosure Agreement as set forth in Exhibit IV

                                     ARTICLE VII

                                 ISSUANCE OF LICENSES


A) Before Licensee shall attach to any Pole or Anchor, or occupy any portion of a Conduit System, Licensee shall make written application for and have received a written license from the Licensor. (Exhibit I, Forms A-1 and A-2 and/or D-1 through D-4).

B) Licensee agrees to limit the filing of applications for Pole Attachment licenses to include not more than 300 Pole(s) or 300 associated Anchor(s) on any one application and 1500 Pole(s) or 1500 associated Anchor(s) on all applications which are pending approval by Licensor at any one time. Such limitations will apply to Pole(s) and Anchor(s) located within a single district of Licensor. Licensor, in its sole judgment, may permit the preceding limitations to be exceeded if so requested in writing by the Licensee when the circumstances of a particular job warrant such. Licensee further agrees to designate a desired priority of completion of the Prelicense Survey and Make-Ready Work for each application relative to all other of its applications on file with Licensor at the same time.

                                     ARTICLE VIII


                                   MAKE-READY WORK


A)  POLE(S) AND ANCHOR(S), GUY(S)
    1) When an application for attachment (Exhibit I, Form A-1) to a Pole or Anchor is submitted by Licensee, a Prelicense Survey will be required to determine the adequacy of the existing Pole(s) and Anchor(s) to accommodate Licensee's Communications Facilities.

    2) The field inspection portion of the Prelicense Survey, which requires the visual inspection of existing Pole(s) and Anchor(s) will be performed by a representative of the Licensor. Joint User(s) and/or Licensee may participate in the field inspection at the option of the Licensee. The administrative processing portion of the Prelicense Survey, which includes the processing of the application, the preparation of the Make-Ready Work orders, the coordination of work requirements and schedules with Joint User(s) and other attachees will be performed by the Licensor.

         a) Before the Licensor performs any portion of the Prelicense Survey, the Licensor will advise the Licensee in writing of the estimated charges that will apply and receive written authorization and advance payment, as provided for Article IV, from the Licensee (Exhibit I, Form B-1). Licensee shall have ninety (90) days from receipt of Form B-1 to make the required payment and indicate its written authorization for completion of the required Prelicense Survey and acceptance of the resulting charges. Failure to respond in the specified period will result in cancellation of the application.

    3) Licensor reserves the right to refuse to grant a license for attachment to a Pole or Anchor, or utilization of an Anchor when Licensor determines that the available capacity on such Pole, Anchor and/or Guy Strand is required for its exclusive use or that of a Joint User or governmental entity with Pole Attachment rights and that the Pole or Anchor may not reasonably be rearranged or replaced to accommodate Licensee's Communications Facilities.

    4) In the event Licensor determines that a Pole and/or Anchor to which Licensee desires to attach, or an Anchor/Guy Strand which Licensee desires to utilize, is inadequate or otherwise needs rearrangement of the existing facilities thereon to accommodate the Licensee's Communications Facilities, Licensor will advise the Licensee in writing of the estimated make-ready charges that will apply (Form B-1).

         Licensee shall have ninety (90) days from the receipt of Form B-1 to make the required payment and indicate its written authorization for completion of the required Make-Ready Work and acceptance of the resulting charges. Failure to respond in the specified period will result in cancellation of the applications.

    5) Make-Ready Work will be performed by the Licensor following receipt of the required written authorization and advance payment from the Licensee. Licensee shall pay the Licensor for all Make-Ready Work completed in accordance with the provisions of this Agreement and Licensee shall reimburse the owners of other facilities attached to such Pole(s) and/or Anchor(s) for any expense incurred by them in transferring or rearranging their facilities to accommodate Licensee's Pole Attachment(s). Licensee shall not be entitled to any monies paid to the Licensor for Pole or Anchor by reason of the use by the Licensor, Joint User, governmental entity or other authorized licensees of any additional capacity resulting from such replacement or rearrangement.

    6) License applications received by Licensor from two or more Licensees for attachment to the same Pole, Anchor, or utilization of the same Anchor will be processed by Licensor in accordance with the procedures detailed in APPENDIX II.

    7) Licensee shall notify Licensor whenever it is necessary for Licensor to rearrange its existing facilities on a Pole or Anchor owned by another party or transfer its facilities to a replacement Pole or Anchor owned by another party in order to accommodate the Licensee. The cost of such rearrangement and/or transfer will be included in the Make-Ready Work for which Licensee shall pay Licensor.


B)  CONDUIT SYSTEM

    1) When an application for Conduit Occupancy is submitted by the Licensee, a Prelicense Survey by the Licensor will be required to determine the availability of the Conduit System to accommodate Licensee's Communications Facilities. Licensor will advise the Licensee in writing of the estimated charges that will apply for such Prelicense Survey and receive written authorization and advance payment (as provided for in Article IV) from the Licensee before undertaking such a survey (Form B-1). A representative of the Licensee may accompany the Licensor's representative on the field inspection portion of such Prelicense Survey. Licensee shall have ninety (90) days from receipt of Form B-1 to make the required payment and indicate its written authorization for completion of the required Prelicense Survey and acceptance of the resulting charges. Failure to respond in the specified period will result in cancellation of the application.

2) License applications received by Licensor from two or more Licensees for occupancy of the same Conduit System will be processed by Licensor in accordance with procedures detailed in APPENDIX II.

3) The Licensor retains the right, in its sole judgment, to determine the availability of space in a Conduit System. In the event the Licensor determines that rearrangement of the existing facilities in the Conduit System is required before the Licensee's Communications Facilities can be accommodated, Licensor will advise the Licensee in writing of the estimated make-ready charges that will apply for such rearrangement work (Form B-1). Licensee shall have ninety (90) days from the receipt of Form B-1 to make the required payment and indicate its written authorization for completion of the required Make-Ready Work and acceptance of the resulting charges. Failure to respond within the specified period will result in cancellation of the application.

4) In performing all Make-Ready Work to accommodate Licensee's Communications Facilities, Licensor will endeavor to include such work in its normal work load schedule.

                                      ARTICLE IX

                       CONSTRUCTION, MAINTENANCE AND REMOVAL OF
                                LICENSEE'S FACILITIES


A) Licensee shall, at its own expense, construct and maintain its communications facilities on Pole(s) and/or Anchor(s), and in Conduit Systems covered by this Agreement in a safe condition and in a manner reasonably acceptable to Licensor, so as not to physically conflict or electrically interfere with the facilities attached thereon or placed therein by the Licensor, Joint User(s), or other authorized licensees, and at all times in compliance with the specifications set forth in Article V.

B) Licensor may specify the point of attachment on each Pole or Anchor to be occupied by Licensee's Communications Facilities. Where communications facilities of more than one Licensee are involved, Licensor will attempt, to the extent practical, to designate the same relative position on each Pole or Anchor for each Licensee's Communications Facilities.

C) Licensee shall notify the Licensor in writing (Exhibit I, Form E) at least thirty (30) days before adding to, lashing to, relocating, replacing or otherwise modifying its Communications Facilities attached to Licensor's facilities or Joint User facilities where Licensor's facilities are affected. Maintaining existing facilities and installing or removing service connections will not require prior authorization or notices. Where Licensee has no other attachment(s), notification to Licensor of new service connections is required.

D) The Licensee must obtain prior written authorization (Exhibit I, Form D or Form F, as applicable) from the Licensor before the Licensee shall install, remove or provide maintenance of its communication facilities in any of Licensor's Conduit Systems. Licensor shall not withhold or delay such authorization without good cause. Licensor retains the right to specify what, if any, work shall be performed by Licensor at Licensee's expense in a mutually acceptable time period.

    For emergency situations, see Exhibit VI for procedure required to enter BellSouth Manhole(s).

E) In each instance where Licensee's Communications Facilities are to be placed in Licensor's Conduit System, Licensor shall designate the particular Duct(s) to be occupied, the location and manner in which Licensee's Communications Facilities will enter and exit Licensor's Conduit System and the specific location and manner of installation for any associated equipment which is permitted by Licensor to occupy the Conduit System. Licensor reserves the right to exclude or limit the type, number and physical size of Licensee's Communications Facilities which may be placed in Licensor's Conduit System; provided, however, that Licensor shall provide Licensee with a written explanation of any such exclusion or limitation which may be imposed.

F) Licensor's Manhole(s) shall be opened only as permitted by Licensor's authorized employees or agents. Licensee shall be responsible for obtaining any necessary authorization from appropriate authorities to open Manhole(s) and conduct work operations therein. Licensee's employees, agents or contractors will be permitted to enter or work in Licensor's Manhole(s) only when an authorized employee or agent of Licensor is present or the Licensor's authorized employee or agent as determined the Licensee's work will not affect Licensor's equipment. Licensor's authorized employee or agent shall have the authority to suspend Licensee's work operations in and around Licensor's Manhole(s) if in the sole discretion of said employee or agent, any hazardous conditions arise, any unsafe practices are being followed, or the work may adversely affect Licensor's equipment by Licensee's employees, agents, or contractors. Licensee agrees to pay Licensor (at Licensor's option) the charges, based on the actual going-rate, for having Licensor's employee or agent present when Licensee's work is being done in and around Licensor's Manhole(s). The presence of Licensor's authorized employee or agent is to protect the Licensor's equipment and shall not relieve Licensee of its responsibility to conduct all of its work operations in and around Licensor's Manhole(s) in a safe and workmanlike manner, in accordance with the terms of this Agreement.

G) Licensee, at its expense, will remove its communications facilities from Pole(s), Anchor(s), or portions of a Conduit System within sixty (60) days after:

    1) termination of the license covering such attachment or Conduit Occupancy; or

    2) the date Licensee replaces its existing facilities on a Pole with the placement of substitute facilities on the same Pole or another Pole, or replaces its existing facilities in one Duct with the placement of substitute facilities in another Duct.

    Licensee shall remain liable for and pay to the Licensor all fees and charges pursuant to provisions of this Agreement until all of Licensee's facilities are physically removed from such Pole(s), Anchor(s) and portions of Conduit Systems.

    If Licensee fails to remove its facilities within the specified period, Licensor shall have the right to remove such facilities at Licensee's expense and without any liability on the part of the Licensor for damage to such facilities and/or without any liability for any interruption of Licensee's services.

H) In the event Licensor desires at any time to abandon any of its Pole(s) on which Licensee has a licensed attachment and is the only attachee, Licensor shall give Licensee notice in writing to that effect at least sixty (60) days prior to the date on which Licensor intends to abandon such Pole. At the expiration of said period any license previously issued to Licensee by Licensor will automatically terminate, and:

    1) If no attachment(s) remain on such Pole, it shall be removed by Licensor; or

    2) If the Licensor shall have no attachment(s) on such Pole but the Licensee does, Licensor may, without liability, remove Licensee's attachment(s) from such Pole and remove the Pole(s) unless:

         a) Licensee presents to Licensor, for its files, a certified copy of Licensee's recorded right-of-way to the land surrounding the Pole in question, or

         b) Licensee presents to Licensor, for its files, a copy of the right-of-way permit issued by the controlling governmental organization, and

         c) Licensee accepts from Licensor and pays a bill for purchase of the Pole in question at a price determined by the Licensor.

    3) If (a) or (b) and (c) above are complied with, then, Licensor shall transfer ownership of such Pole to Licensee, and Licensee shall thereafter save harmless the Licensor from all obligations, liability, damages, costs, expenses, or charges incurred because of, or arising out of, the presence or condition of such Pole or any attachment(s) thereto.

I) In the event Licensor desires at any time to abandon any of its Pole(s) on which a Joint User has an attachment and on which Licensee has a licensed attachment, Licensor shall give both parties sixty (60) days notice in writing of such intent, unless the Joint Use Agreement applicable thereto requires a longer period of notice to the Joint User, who shall be given the notice according to the said Agreement's terms. At the expiration of said notification period, any license previously issued by the Licensor to the Licensee shall automatically terminate, and:

         1) If no attachment(s) remain on such Pole, it shall be removed by Licensor; or

         2) If the Licensor shall have no attachment(s) on such Pole but the Joint User and Licensee do, Licensor will transfer ownership of said Pole to the Joint User in the manner described in the Joint Use Agreement without further liability to the Licensor; or

         3) If the Licensor shall have no attachment(s) on such Pole and the Joint User shall have no attachment(s) on such Pole but the Licensee does, Licensor may, without liability, remove the Pole unless the conditions in H), 2) a) or b) and c) above are met.

J) When Licensee's Communications Facilities are removed from a Pole, Anchor or Conduit System, no reattachment to the same Pole or Anchor or replacement in the same portion of a Conduit System shall be made until:

    1) The Licensee has first complied with all of the provisions of the Agreement as though no such Pole or Anchor attachment or Conduit Occupancy had previously been made, and

    2) All outstanding charges due Licensor for such previous attachment and/or occupancy have been paid in full.

K) Licensee shall advise Licensor in writing as to the date on which the removal of its communications facilities from each Pole, Anchor, and/or portion of Conduit System has been completed.

                                      ARTICLE X

                        CONSTRUCTION, MAINTENANCE, REMOVAL OF
                       LICENSOR'S FACILITIES AND ACCOMMODATION
                      OF JOINT USER(S) AND GOVERNMENTAL ENTITIES


A) Should Licensor, Joint User or governmental entity having Pole or Anchor accommodation rights, for its own Service Requirements, need to attach additional facilities to any Pole(s) or Anchor(s) to which Licensee is attached or avail itself of the holding capacity of an Anchor being utilized by the Licensee, Licensee will either rearrange its facilities on the Pole or Anchor or transfer them to a replacement Pole or Anchor, as determined by Licensor so that the additional facilities of Licensor, Joint User or governmental entity may be accommodated. The cost of such rearrangement and/or transfer will be at the sole expense of the Licensee. If Licensee does not rearrange or transfer its communications facilities within thirty (30) days after receipt of written notice from Licensor requesting such rearrangement or transfer, Licensor or Joint User may perform or have performed such rearrangement or transfer without liability on the part of Licensor or Joint User and Licensee shall be liable for the full costs thereof.

B) Should Licensor or any governmental entity with whom Licensor has an agreement granting such entity priority access to and/or occupancy of Licensor's Conduit System need, or its own Service Requirements any of the Conduit capacity occupied by Licensee's Communications Facilities and, if Licensor advises Licensee that Licensee's Communications Facilities can be accommodated otherwise in Licensor's Conduit System, Licensee shall be required to rearrange its communications facilities in the manner designated by the Licensor and at the expense of Licensee. If Licensee has not so rearranged its communications facilities within thirty (30) days of receipt of written notice from Licensor, Licensor may perform or have performed such rearrangement without any liability on the part of the Licensor and Licensee shall reimburse Licensor for the full costs thereof.

C) Notwithstanding the notice provisions set forth in Article X, paragraphs A and B above, and in accordance with Article V, Licensor shall be authorized to perform rearrangement and/or transfer work of Licensee's facilities in order to meet Licensor's own Service Requirements, protect the general public, or to ensure a safe working environment for its employees.

    Where Licensor rearranges or transfers licensees facilities pursuant to paragraph C above, such work will be performed at the rates specified in Appendix IV. Appendix IV rates apply where work is undertaken by Licensor at the same time work is undertaken on Licensor's own facilities. If it is necessary for Licensor to transfer or rearrange Licensee's facilities on a non-current basis, the flat Pole rate in Appendix IV will not apply and Licensor shall bill the fully allocated costs of construction.

                                      ARTICLE XI

                               TERMINATION OF LICENSES


A) Any license issued under this Agreement shall automatically terminate when Licensee ceases to have authority to construct and operate its communications facilities on public or private property at the location of the particular Pole, Anchor or portion of Conduit System covered by the license; provided, however, that Licensee shall have the right to contest any notice of termination of authority from any governmental authority or property owner and, in such event, the license covering the use of such Pole, Anchor, Guy Strand, or portion of Conduit System shall remain in effect until such time as Licensee's appeal process is exhausted or the right to use such Pole, Anchor, Guy Strand, or portion of Conduit Systems has been reinstated. Licensee agrees to indemnify, defend and save harmless Licensor from and against any legal action or any cost resulting from such legal action brought against it as a result of Licensee's actions in connection with the exercise of its rights under this Article X(A).

B) Licensee may at any time terminate its license with respect to the attachment to a Pole or Anchor or occupancy of a portion of Conduit System and remove its communications facilities by giving Licensor written notice of such intention (Exhibit I, Forms E & F). Once Licensee's Communications Facilities have been removed they shall not be reattached to such Pole or Anchor or occupy the same portion of a Conduit System until Licensee has compiled with all provisions of this Agreement as though no previous license had been issued.

                                     ARTICLE XII

                  INSPECTION OF LICENSEE'S COMMUNICATIONS FACILITIES


A) Licensor reserves the right to make periodic inspections of any part of Licensee's Communications Facilities attached to Licensor's Pole(s), Anchor(s), or occupying Licensor's Conduit System, and Licensee shall reimburse Licensor for the expense of such inspections as specified in APPENDIX I; provided, however, that Licensee shall have the right to have one or more of its employees or representatives present during the time of any such inspection.

B) The frequency and extent of such inspection by Licensor will depend upon Licensee's performance in relation to the requirements of Articles V, VII and IX herein.

C) Licensor will give Licensee advance written notice of such inspections, except in those instances where, in the sole judgment of Licensor, safety considerations justify the need for such an inspection without the delay of waiting until a written notice has been forwarded to Licensee.

D) The making of periodic inspections or the failure to do so shall not operate to impose upon Licensor any liability of any kind whatsoever nor relieve Licensee of any responsibility, obligations or liability assumed under this Agreement.

                                     ARTICLE XIII

                  UNAUTHORIZED ATTACHMENT, UTILIZATION, OR OCCUPANCY


A) If any of Licensee's Communications Facilities shall be found attached to Pole(s), Anchor(s), or occupying Conduit Systems for which no license is outstanding, Licensor, without prejudice to its other rights or remedies under this Agreement, including termination of licenses, may impose a charge and require Licensee to submit in writing, within 15 days after receipt of written notification from Licensor of the unauthorized attachment, or Conduit Occupancy, a Pole or Anchor attachment, or Conduit Occupancy license application. If such application is not received by the Licensor within the specified time period, Licensee may be required at Licensor's option to remove its unauthorized attachment or occupancy within thirty (30) days of the final date of submitting the required application, or Licensor may at Licensor's option remove Licensee's facilities without liability, and the expense of such removal shall be borne by Licensee.

B) For the purpose of determining the applicable charge, any unauthorized Pole or Anchor attachment, or Conduit System occupancy shall be treated as having existed for a period of 2 years prior to its discovery or from the time of the last inspection date or for the period beginning with the effective date of this License Agreement, whichever period shall be the shorter.

    In addition to back rent, unauthorized Pole Attachment(s) which exceed three percent (3%) of Licensee's total permits in any given county/parish shall be subject to a one-time charge of $50.00 per unauthorized Pole Attachment, and unauthorized Conduit System occupancies which exceed three percent (3%) of Licensee's total permits in any given county/parish shall be subject to a one-time charge of $500.00 per duct run, measured manhole to manhole.

    Fees and charges for Pole Attachments and Conduit System occupancies, as specified herein and in APPENDIX I as modified from time-to-time, shall be due and payable immediately whether or not Licensee is permitted to continue the Pole or Anchor attachment or Conduit Occupancy.

C) No act or failure to act by Licensor with regard to said unlicensed use shall be deemed as a ratification of the unlicensed use; and if any license should be subsequently issued, said license shall not operate retroactively or constitute a waiver by Licensor of any of its rights or privileges under this Agreement or otherwise; provided, however, that Licensee shall be subject to all liabilities, obligations and responsibilities of this Agreement in regards to said unauthorized use from its inception.

                                     ARTICLE XIV

                                  SECURITY INTEREST


Should Licensor under any applicable Article of this Agreement remove Licensee's facilities from the Pole(s), Anchor(s), or Conduit Systems covered by this Agreement, Licensor will deliver to Licensee the facilities so removed upon payment by Licensee of the cost of removal, storage and delivery, and all other amounts due Licensor. At any time, Licensee, upon request of Licensor, shall grant Licensor a first priority chattel mortgage, or other security interest in all of Licensee's Communications Facilities now or hereafter attached to Pole(s), Anchor(s), or placed in Conduit Systems pursuant to this Agreement, and Licensee agrees to perform all acts necessary to perfect Licensor's chattel mortgage or other security interest under the terms of each state's law. In the alternative, if Licensee prefers, or the terms of Licensee's loan agreements and debentures preclude the grant of liens or security interests to Licensor, Licensee shall grant to Licensor, at any time, upon Licensor's request, other permissible assurance of security for performance satisfactory to Licensor to cover any such aforementioned amounts due Licensor. Nothing in this Article shall operate to prevent Licensor from pursuing, at its option, any other remedies under this Agreement or in law or equity, including public or private sale of facilities under security interest or lien.

                                      ARTICLE XV

                                LIABILITY AND DAMAGES


A) Licensor shall exercise precaution to avoid damaging the communications facilities of the Licensee and shall make an immediate report to the Licensee of the occurrence of any such damage caused by its employees, agents or contractors. Licensor agrees to reimburse the Licensee for all reasonable costs incurred by the Licensee for the physical repair of such facilities damaged by the negligence of Licensor, its employees, agents, contractors, subcontractors or invitees. However, Licensor shall not be liable to Licensee for any interruption of Licensee's service or for interference with the operation of Licensee's Communications Facilities, or for any special, indirect, or consequential damages arising in any manner, including Licensor's negligence, out of the use of Pole(s), Anchor(s), or Conduit Systems or Licensor's actions or omissions in regard thereto and Licensee shall indemnify and save harmless Licensor from and against any and all claims, demands, causes of action, costs and reasonable attorneys' fees with respect to such special, indirect or consequential damages.

B) Licensee shall exercise precaution to avoid damaging the facilities of Licensor and of others attached to Pole(s), Anchor(s), or occupying a Conduit System and shall make an immediate report to the Owner of the occurrence of any such damage caused by Licensee's employees, agents or contractors. Licensee agrees to reimburse the Licensor for all reasonable costs incurred by the Licensor for the physical repair of such facilities damaged by the negligence of Licensee.

C) Licensee shall indemnify, protect and save harmless the Licensor, its directors, officers, employees and agents, Licensor's other licensees, and Joint User(s) from and against any and all claims, demands, causes of action, damages and costs, including reasonable attorney's fees through appeals incurred by the Licensor, the Licensor's other licensees and Joint User(s) as a result of acts by the Licensee, its employees, agents or contractors, including but not limited to the cost of relocating Pole(s), Anchor(s), Guy(s), or Conduit System resulting from a loss of right-of-way or property owner consents and/or the cost of defending those rights and/or consents.

D) The Licensee shall indemnify, protect and save harmless the Licensor, its directors, officers, employees and agents, Licensor's other licensees, and Joint User(s) from and against any and all claims, demands, causes of actions and costs, including reasonable attorney's fees, through appeals for damages to property and injury or death to persons, including but not limited to payments under any Worker's Compensation Law or under any plan for employee's disability and death benefits, caused by, arising from, incident to, connected with or growing out of the erection, rearrangement, maintenance, presence, use or removal of Licensee's facilities, or by their proximity to the facilities of all parties attached to a Pole, Anchor and/or Guy, or placed in a Conduit System, or by any act or omission of the Licensee's employees, agents or contractors in the vicinity of the Licensor's Pole(s), Anchor(s), Guy(s), or Conduit System.

E) The Licensee shall indemnify, protect and save harmless the Licensor, its directors, officers, employees, and agents, Licensor's other licensees, and Joint User(s) from any and all claims, demands, causes of action and costs, including attorneys' fees through appeals, which arise directly or indirectly from the construction and operation of Licensee's facilities, including but not limited to taxes, special charges by others, claims and demands for damages or loss from infringement of copyrights, for libel and slander, for unauthorized use of television or radio broadcast programs and other program material, and from and against all claims, demands and costs, including attorney's fees through appeals for infringement of patents with respect to the construction, maintenance, use and operation of Licensee's facilities in combination with Pole(s), Anchor(s), Conduit Systems or otherwise.

F) Licensee shall promptly advise the Licensor of all claims relating to damage of property or injury to or death of persons, arising or alleged to have arisen in any manner, directly or indirectly, by the erection, maintenance, repair, replacement, presence, use or removal of the Licensee's facilities. Licensee shall promptly notify Licensor in writing of any suits or causes of action which may involve Licensor and, upon the request of Licensor, copies of all relevant accident reports and statements made to Licensee's insurer by Licensee or others shall be furnished promptly to Licensor.

                                     ARTICLE XVI

                                      INSURANCE


A) Licensee shall obtain and maintain insurance, including endorsements insuring the contractual liability and indemnification provisions of this Agreement, issued by an insurance carrier reasonably satisfactory to Licensor to protect the Licensor, other authorized Licensees, and Joint User(s) from and against all claims demands, causes of action, judgments, costs, including reasonable attorneys' fees, expenses and liabilities of every kind and nature which may arise or result, directly or indirectly from or by reason of such loss, injury or damage as covered in this Agreement including Article XIV preceding.

B) Licensee shall maintain the following amounts of insurance in compliance with (A) above:

    1) Commercial General Liability Insurance with limits of not less than $1,000,000 per occurrence and $1,000,000 annual aggregate.

    2) Umbrella or Excess Liability Insurance with limits of not less than $10,000,000 per occurrence and in the aggregate.

C) Licensee shall submit to Licensor certificates by each company insuring Licensee with respect to any insurance required hereunder, such certificate(s) to specify the coverage provided and that such company will not cancel or change any such policy of insurance issued to Licensee except after sixty (60) days written notice to Licensor.

D) Licensee shall also carry such insurance as will protect it from all claims under any Worker's Compensation Law in effect that may be applicable to it as a result of work performed pursuant to this Agreement.

E) All insurance required in accordance with B) and C) preceding must be effective before Licensor will authorize attachment to a Pole and/or Anchor, or occupancy of a Conduit System and shall remain in force until such Licensee's facilities have been removed from such Pole(s), Anchor(s), or Conduit System. In the event that the Licensee shall fail to maintain the required insurance coverage, Licensor may pay any premium thereon falling due, and the Licensee shall forthwith reimburse the Licensor for any such premium paid.

F) Whereas Licensor desires to protect the interest of its rate payers, employees, and shareholders, Licensee shall furnish a bond or letter of credit (an initial minimum amount of $10,000.00, supersedes calculations below) in a form satisfactory to Licensor or other satisfactory evidence of financial security in such amount as Licensor from time to time may require, to guarantee the performance of all Licensee obligations hereunder. The amount of the bond or letter of credit or financial security shall not operate as a limitation upon the obligations of the Licensee hereunder.

    Bond requirements (in excess of initial minimum amount) should be calculated using the following formula:
    Bond amount = 3 X [(A X B) + (A X C)]

    Where:    3 =  THREE (3) YEAR PERIOD

              A = NUMBER OF POLE (S) ATTACHED OR FEET OF CONDUIT OCCUPIED (EITHER BY APPLICATION OR ANTICIPATED)

              B =  POLE OR CONDUIT RENTAL RATE FOR APPROPRIATE STATE

              C = $15.00 (PER POLE) OR $0.50 (PER DUCT FOOT) REMOVAL EXPENSE OF LICENSEE ATTACHMENT(S) IN EVENT OF AGREEMENT TERMINATION AND LICENSEE FAILURE TO REMOVE FACILITIES

                                ARTICLE XVII

                         AUTHORIZATION NOT EXCLUSIVE


Nothing herein contained shall be construed as a grant of any exclusive authorization, right or privilege to Licensee. Licensor shall have the right to grant, renew and extend rights and privileges to others not parties to this Agreement, by contract or otherwise, to use any Pole, Anchor, or Conduit System covered by this Agreement and Licensee's rights hereunder.




                                 ARTICLE XVIII

                              ASSIGNMENT OF RIGHTS


A) Licensee shall not assign or transfer this Agreement or any license or any authorization granted under this Agreement, and this Agreement shall not inure to the benefit of Licensee's successors or assigns, without the prior written consent of Licensor. Licensor shall not unreasonably withhold such consent.

B) In the event such consent or consents are granted by Licensor, then the provisions of this Agreement shall apply to and bind the successors and assigns of the Licensee. Exhibit V shall be used for this purpose.




                                  ARTICLE XIX

                               FAILURE TO ENFORCE


Failure of Licensor to enforce or insist upon compliance with any of the terms or conditions of this Agreement or to give notice or declare this Agreement or any authorization granted hereunder terminated shall not constitute a general waiver or relinquishment of any term or condition of this Agreement, but the same shall be and remain at all times in full force and effect.

                                      ARTICLE XX

                               TERMINATION OF AGREEMENT


A) Subject to provisions of Article XVII hereof, should Licensee cease to provide its communications services in the area covered by this Agreement, then all of Licensee's rights, privileges and authorizations under this Agreement, including all licenses issued hereunder, shall automatically terminate as of the date following the final day that such communications services are provided.


B) Licensor shall have the right to forthwith terminate this entire Agreement or any license issued hereunder whenever Licensee is in default of any term of this Agreement, including, but not limited to, the following conditions:

    1) If Licensee's Communications Facilities are used or maintained in violation of any law or in aid of any unlawful act or undertaking; or

    2) If Licensee attaches to any Pole(s) and/or Anchor(s) or occupies any portion of a Conduit System without having first been issued a license therefore subject to the terms of Article XII hereinabove; or

    3) If any authorization which may be required of the Licensee by any governmental or private authority for the construction, operation, and maintenance of the Licensee's Communications Facilities is denied or revoked and Licensee has failed to comply with the provisions of
         Article VI(B) hereinabove; or

    4) If the insurance carrier shall at any time notify Licensor or Licensee that the policy or policies of insurance, required under Article XV hereof, will be canceled or changed and Licensee has not obtained substitute adequate coverage within the time periods specified herein, and if in the sole judgment of Licensor the requirements of Article XV will no longer be satisfied, this Agreement shall terminate upon the effective date of such cancellation or change.

C) Licensor will promptly notify the Licensee in writing of any condition(s) applicable to B) above. Licensee shall take immediate corrective action to eliminate any such condition(s) and shall confirm in writing to Licensor within thirty (30) days following receipt of such written notice that the cited condition(s) has (have) ceased or been corrected. If Licensee fails to discontinue or correct such conditions and fails to give the required confirmation, Licensor may immediately terminate this Agreement.

D) In the event of termination of this Agreement or any of Licensee's rights, privileges or authorizations hereunder, Licensee shall remove its communications facilities from Licensor's Pole(s), Anchor(s) and Conduit System within sixty (60) days from the date of termination; provided, however, that Licensee shall be liable for and pay all fees and charges pursuant to terms of this Agreement to Licensor until Licensee's Communications Facilities are actually removed from Licensor's Pole(s), Anchor(s) and Conduit System.

E) If Licensee does not remove its communications facilities from Licensor's Pole(s), Anchor(s) and Conduit System within the applicable time periods specified in this Agreement, Licensor shall have the right to remove them at the expense of Licensee and without any liability on the part of Licensor to Licensee therefor.

F) In the event any of the arrangements, fees and charges provided for under this Agreement are hereafter offered under tariff filed by Licensor and in effect with a regulatory commission, this Agreement with respect to those arrangements, fees and charges shall terminate and shall be superseded by said tariff. Said termination is to become effective on the day when said tariff becomes effective.

                                     ARTICLE XXI

                                  TERM OF AGREEMENT


A) Unless sooner terminated as herein provided, this Agreement shall continue in effect for a term of one (1) year from the date hereof and thereafter from year to year until either party hereto terminates this Agreement by giving the other party at least one hundred eighty (180) days prior written notice thereof. Such one hundred eighty (180) days notice of termination may be given to take effect at the end of the original one (1) year period or any time thereafter.

B) Termination of this Agreement or any licenses issued hereunder shall not affect Licensee's liabilities and obligations incurred hereunder prior to the effective date of such termination.


                                     ARTICLE XXII

                                       NOTICES


All written notices required under this Agreement, except as noted below, shall be given by posting the same certified mail, return receipt requested, to:

--------------------------------------------------------------------------------------------------------
                                               NOTICES                          BILLING ADDRESS
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
TO LICENSEE AS FOLLOWS:
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Contact                          Bryan Olivier                         Bryan Olivier
--------------------------------------------------------------------------------------------------------
Title                            Manager                               Manager
--------------------------------------------------------------------------------------------------------
Company                          IWL Communications, Incorporated      IWL Communications, Incorporated
--------------------------------------------------------------------------------------------------------
Address                          1200 Aerospace Avenue                 1200 Aerospace Avenue
--------------------------------------------------------------------------------------------------------
Address                          Suite 200                             Suite 200
--------------------------------------------------------------------------------------------------------
City, State, and Zip Code        Houston, Texas 77034                  Houston, Texas 77034
--------------------------------------------------------------------------------------------------------
Telephone                        (281) 922-1950                        (281) 922-1950
--------------------------------------------------------------------------------------------------------
Facsimile                        (281) 929-1004                        (281) 929-1004
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
with a copy to:
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
AND TO LICENSOR AS FOLLOWS:
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Contact                          John T. Chaucer
--------------------------------------------------------------------------------------------------------
Title                            Staff Manager
--------------------------------------------------------------------------------------------------------
Company                          BellSouth Telecommunications, Inc.
--------------------------------------------------------------------------------------------------------
Address                          North W3D2
--------------------------------------------------------------------------------------------------------
Address                          3535 Colonnade Parkway
--------------------------------------------------------------------------------------------------------
City, State, and Zip Code        Birmingham, AL. 35243
--------------------------------------------------------------------------------------------------------
Telephone                        (205) 977-2631
--------------------------------------------------------------------------------------------------------
Facsimile                        (205) 977-7997
--------------------------------------------------------------------------------------------------------

or to such address as the party hereto may from time to time specify in writing by like notice. Notice for transfer and rearrangement activities by Licensee to accommodate Licensor, Joint User, or governmental entities may be accommodated through the electronic notification procedures operated by the local utilities, where such utility notification centers are available (e.g., Georgia
Utilities Protection Center).

                                    ARTICLE XXIII

                                    CHOICE OF LAW


The validity, construction, interpretation, and performance of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Georgia.


                                     ARTICLE XXIV

                         SUPERSEDURE OF PREVIOUS AGREEMENT(S)


This Agreement supersedes all previous agreements, whether written or oral, between Licensor and Licensee for attachment and maintenance of Licensee's Communications Facilities on Pole(s), Anchor(s), and in Conduit Systems within the geographical area covered by this Agreement; and there are no other provisions, terms or conditions to this Agreement except as expressed herein. All currently effective licenses heretofore granted pursuant to such previous agreements shall be subject to the terms and conditions of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate on the day and year first above written.

                                     ARTICLE XXV

                                     SEVERABILITY

The parties acknowledge that the Telecommunications Act of 1996, S.652 (hereinafter "the Act") may abrogate certain provisions of this Agreement and/or may alter certain obligations of Licensor and Licensee hereunder. If any term, provision, covenant or condition of this Agreement is held invalid or unenforceable because of inconsistency with the Act or for any other reason, the remainder of the provisions shall continue in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated. The parties further agree that they will negotiate in good faith to reach agreement on substitute terms which conform in all respects to the requirements of the Act and any other legal or regulatory authority.


IWL COMMUNICATIONS, INCORPORATED      BELLSOUTH TELECOMMUNICATIONS, INC.

NAME OF LICENSEE                      NAME OF LICENSOR


BY:                                   BY:
    ---------------------------           ---------------------------
            SIGNATURE                              SIGNATURE

        Ignatius Leonards                       John C. Gunter
-------------------------------       -------------------------------
          PRINTED NAME                           PRINTED NAME

           President                  Vice President - N. P. & P. S.
-------------------------------       -------------------------------
         PRINTED TITLE                           PRINTED TITLE

                                 A P P E N D I X  I

                             SCHEDULE OF FEES AND CHARGES

                                                                     Appendix I
                                                                    Page 2 of 4


                                 A P P E N D I X  I

                            SCHEDULE OF FEES AND CHARGES




    THIS APPENDIX I, effective as of March 4, 1997, is an integral part of the License Agreement between BELLSOUTH TELECOMMUNICATIONS, INC. (Licensor) and IWL COMMUNICATIONS, INCORPORATED (Licensee), dated
March 4, 1997, and contains the fees and charges governing the use of Licensor's Pole(s), Anchor(s), and Conduit Systems by Licensee's
Communications Facilities.

A)  ATTACHMENT, UTILIZATION, AND OCCUPANCY FEES

    1)   GENERAL

         a) Attachment, utilization, and occupancy fees commence on the first day of the calendar month following the date the License is issued for such attachment, utilization or occupancy. Such fees cease as of the final day of the calendar month preceding the month in which the attachment or occupancy is physically removed or the utilization is discontinued.

         b) A one month minimum charge is applicable for all attachment, utilization and occupancy accommodations.

         c)   Fees shall be payable annually on the first day of July.

         d) Changes in fees and charges will be provided to Licensee by Licensor via written letter. Such letter of notification will provide a minimum of sixty (60) days prior notice to Licensee, and Licensee agrees to pay such changed fees and charges. Letter of notification shall become part of and be governed by the terms and conditions of this Agreement.

         e) The total attachment and occupancy fees due hereunder, shall be based upon the number of Pole(s), Anchor(s), and Duct feet of Conduit for which licenses have been issued before the first day of December each year. Each annual payment shall include a proration of the monthly attachment and occupancy charges applicable for attachment(s) and occupancy initially authorized by the Licensor during the preceding twelve (12) month period.

         f) In the event any of the arrangements, fees and charges provided for under this Agreement are hereafter offered under tariff filed by Licensor and in effect with a regulatory commission, this Agreement with respect to those arrangements, fees and charges shall terminate and shall be superseded by said tariff. Said termination is to become effective on the day preceding the day when said tariff becomes effective.

                                                                  Appendix I
                                                                 Page 3 of 4


    2)   FEES (RE-CALCULATED ANNUALLY)

    Licensee shall pay to Licensor the following fees:

-------------------------------------------------------------------------------
          STATE          POLES         ANCHORS                  CONDUIT
--------------------                                      ---------------------
                       (EA./YR.)      (EA./YR.)                     ($/FT./YR.)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
        Louisiana        6.90       NOT PERMITTED         Dense        11.00
-------------------------------------------------------------------------------
                                                          Non-dense     5.29
-------------------------------------------------------------------------------

i) For the purpose of determining the Duct feet chargeable the Duct considered occupied shall be measured from the center to center of adjacent Manhole(s), or from the center of a Manhole to the end of a Duct not terminated in a Manhole.

ii) The above rates are not applicable for crossings of any navigable waterway. Rates for navigable waterway crossings will be calculated on an individual case basis.

                                                                  Appendix I
                                                                 Page 4 of 4


B)  CHARGES

    1)   COMPUTATION

         Charges for all work performed by the Licensor or by its authorized representative in connection with the furnishing of Pole, Anchor, and Conduit System accommodations as covered by this Agreement shall be based upon the full cost to the Licensor for performance of such work. Such charges will apply for, but not be limited to, Prelicense Survey, Make-Ready Work, inspection and removal of Licensee's Communications Facilities and supervision, at the option of the Licensor, of Licensee performed work in and around the immediate vicinity of a Conduit System or Pole.


    2)   POLE AND/OR ANCHOR REPLACEMENTS

         The charge for replacement of a Pole, or Anchor required to accommodate Licensee's Communications Facilities, in accordance with
         Article VIII, A) 7) shall be based on Licensor's fully installed costs less salvage value, if any.


C)  PAYMENT DATE

    Failure to pay all fees and charges within thirty (30) days after presentment of the bill therefor or on the specified payment date, whichever is later, shall constitute a default of this Agreement.



IWL COMMUNICATIONS, INCORPORATED        BELLSOUTH TELECOMMUNICATIONS, INC.

NAME OF LICENSEE                        NAME OF LICENSOR


BY:                                     BY:
    --------------------------------        -------------------------------
              SIGNATURE                                SIGNATURE


          Ignatius Leonards                          John C. Gunter
------------------------------------    -----------------------------------
             PRINTED NAME                             PRINTED NAME


              President                   Vice President - N. P. & P. S.
------------------------------------    -----------------------------------
            PRINTED TITLE                            PRINTED TITLE

                            A P P E N D I X  II

                          PROCEDURE FOR PROCESSING


                        MULTIPLE POLE AND/OR CONDUIT


                        OCCUPANCY LICENSE APPLICATIONS

                                                                 Appendix II
                                                                 Page 2 of 5


                                 A P P E N D I X  II

                               PROCEDURE FOR PROCESSING
                             MULTIPLE POLE AND/OR CONDUIT
                            OCCUPANCY LICENSE APPLICATIONS




         THIS APPENDIX II, effective as of March 4, 1997, is an integral part of the License Agreement between BELLSOUTH TELECOMMUNICATIONS, INC. (Licensor) and IWL COMMUNICATIONS, INCORPORATED (Licensee), dated
March 4, 1997 and contains the procedure for processing multiple license applications.

A)  MULTIPLE APPLICANTS

    Applications received from multiple applicants for the same Pole, Anchor or Conduit System will be classified as follows:

    1)   Simultaneous - received by the Licensor on the same business day

    2)   Non-simultaneous - received by the Licensor on different business days


B)  PROCESSING

    1) SIMULTANEOUS APPLICATIONS - Processing of simultaneous applications will be done concurrently. Authorization for attachment, utilization or occupancy will be granted simultaneously to all multiple applicants involved.

    2) NON-SIMULTANEOUS APPLICATIONS - Initial applicant will be offered the following options in writing immediately following receipt, by the Licensor, of an application(s). Copies of such written notification to the initial applicant will be sent to the additional applicant(s).

         OPTION 1 -     Application(s) of the initial applicant will be
                        processed on the basis that there is no application on file from another applicant for the same Pole, Anchor or Conduit System.

         OPTION 2 -     Application(s) of initial applicant and additional
                        applicant(s) will be processed in accordance with B) 1) preceding

                                                                 Appendix II
                                                                 Page 3 of 5


    3)   INITIAL APPLICANT

         All work in progress on application(s) filed by an initial applicant will be suspended by the Licensor from the date of its written notification in 2) preceding until the initial applicant notifies the Licensor, in writing, of the Option it elects. Such written notification by the initial applicant will be required no later than 20 days following its receipt of the aforementioned notification from the Licensor; otherwise the Licensor will deem the initial applicant to have elected Option 1. Licensor will notify the additional applicant(s), in writing, of the Option elected by the initial applicant.

    4)   ADDITIONAL APPLICANT(S)

         Option 2 will be subject to acceptance by all multiple applicants involved. The additional applicant(s) will have 10 days from receipt of written notification from the Licensor advising that the initial applicant has selected Option 2, to accept or reject by written notification to the Licensor the conditions applicable to simultaneous attachment, utilization or occupancy; otherwise the Licensor will deem the additional applicant(s) to have rejected acceptance to treatment as simultaneous applicants.


C)  CONDITIONS APPLICABLE TO SIMULTANEOUS APPLICATIONS:


    1)   FIELD INSPECTION

         The field inspection will be performed by a representative of the Licensor.

    2)   MAKE-READY WORK

         Multiple applicants must develop a mutually agreeable order of Pole, Anchor or Conduit System availability and overall Make-Ready Work completion schedule.

         a) When multiple applicants cannot reach such mutual agreement within 15 days from receipt of written notification from the Licensor of the estimated charges for the required Make-Ready Work, the Licensor may at its option offer as an alternative to complete the total Make-Ready Work required or a multiple applicants before simultaneously granting attachment, utilization or occupancy authorization for all multiple applications involved.

         b) Any multiple applicant who fails to agree to the alternative arrangement will be considered by the Licensor to have canceled its application(s) relative to the Pole(s), Anchor(s), or Conduit Systems involved on pending applications of another applicant(s).

    3)   COSTS

         Each multiple applicant will be charged an equal share of the total actual make-ready costs incurred by the Licensor to accommodate simultaneous attachment or occupancy by the multiple applicants.

                                                                 Appendix II
                                                                 Page 4 of 5


D)  CONDITIONS APPLICABLE TO NON-SIMULTANEOUS APPLICATIONS


    1)   FIELD INSPECTION

         Field inspections will be performed by a representative of the Licensor.

    2)   PRE-LICENSE SURVEY COSTS

         Each multiple applicant will be charged the applicable pre-license survey costs incurred by the Licensor relative to a determination of the Make-Ready Work required to accommodate attachment, utilization or occupancy of the individual applicant's communications facilities on a non-simultaneous basis.

    3)   MAKE-READY COMPLETION SCHEDULE

         The date of receipt (earliest taking precedence) by the Licensor of applications filed in accordance with Article VII B will determine the priority of Make-Ready Work completion by the Licensor. Any change in priority of Pole, Anchor or Conduit availability will require an appropriate change in Make-Ready Work completion of the application(s) involved and be subject to the Licensor's ability to accommodate the specific change(s) required in its established work schedule.

    4)   MAKE-READY WORK COSTS

         Make-Ready Work costs will be allocated as follows:

         a) The initial applicant will be charged the total cost incurred by the Licensor to accommodate the attachment, utilization or occupancy of the initial applicant's communications facilities on Pole(s), Anchor(s) or in Conduits on a non-simultaneous basis.

         b) The additional applicant(s) will be charged the total cost incurred by the Licensor to accommodate the attachment, utilization or occupancy of the additional applicant's communications facilities on Pole(s), Anchor(s) or in Conduits for which prior attachment, utilization or occupancy authorization has been granted to another applicant.


E)  PRE-LICENSE SURVEY COMPLETION - LICENSOR

    In performing all field inspections and associated administrative processing for which it may be responsible, the Licensor will endeavor to include such work in its normal work load schedule.

                                                                 Appendix II
                                                                 Page 5 of 5


F)  CHANGES IN APPENDIX

    This Appendix may be changed in whole or in part at any time during the term of this Agreement at the sole option of the Licensor upon the giving of not less than sixty (60) days written notice thereof to the Licensee and to substitute in place thereof such other provisions as the Licensor may deem necessary as relative to multiple attachments to Pole(s) and Anchor(s) or Conduit Occupancy of the Licensor.




IWL COMMUNICATIONS, INCORPORATED          BELLSOUTH TELECOMMUNICATIONS, INC.
NAME OF LICENSEE                          NAME OF LICENSOR


BY:                                       BY:
    ----------------------------------        --------------------------------
               SIGNATURE                                  SIGNATURE


            Ignatius Leonards                           John C. Gunter
--------------------------------------    ------------------------------------
              PRINTED NAME                               PRINTED NAME


               President                     Vice President - N. P. & P. S.
--------------------------------------    ------------------------------------
              PRINTED TITLE                              PRINTED TITLE

                               A P P E N D I X  III

                          ANCHOR(S) AND GUY(S) (GUY STRAND)

                                                                Appendix III
                                                                 Page 2 of 3




                                 A P P E N D I X  III

                           ANCHOR(S) AND GUY(S) (GUY STRAND)



This APPENDIX III, effective as of March 4, 1997, is an integral part of the License Agreement between BELLSOUTH TELECOMMUNICATIONS, INC. (Licensor) and IWL COMMUNICATIONS, INCORPORATED (Licensee), dated
March 4, 1997 and governs the use of Licensor's Anchor(s) and Guy(s) (Guy Strand) by Licensee's Communications Facilities.

Effective October 1, 1994, attachment to Licensor's Anchor(s), Guy(s), and/or Guy Strand will be permitted only if provided for pursuant by state tariff. Currently only Kentucky tariff provides for such attachment as detailed below:

                                                                 ANNUAL FEE


    PER ANCHOR ATTACHED                          2-user           $ 12.90
                                                 3-user              8.60


Attachment(s) to Licensor's Anchor(s), Guy(s), and/or Guy Strand(s) in existence prior to October 1, 1994, will be permitted until time as existing Pole requires replacement or modifications as determined by Licensor. At that time and upon notice set forth in Article III (B), Licensee will be required to place Anchor(s), Guy(s), and/or Guy Strand(s). Placement must then be accordance with the requirements and specifications of the current edition of the Bell System Manual of Construction Procedures (Blue Book).


Attachment rates for Anchor(s), Guy(s), and/or Guy Strand(s), in effect prior to October 1, 1994, will be charged (in non-tariff states) until such Licensee attachment(s) is/are removed.

                                                                Appendix III
                                                                 Page 3 of 3


                                A P P E N D I X  III

                          ANCHOR(S) AND GUY(S) (GUY STRAND)




IWL COMMUNICATIONS, INCORPORATED         BELLSOUTH TELECOMMUNICATIONS, INC.
NAME OF LICENSEE                         NAME OF LICENSOR


BY:                                      BY:
   ----------------------------------        ---------------------------------
             SIGNATURE                                   SIGNATURE


          Ignatius Leonards                          John C. Gunter
-------------------------------------    -------------------------------------
            PRINTED NAME                               PRINTED NAME


             President                      Vice President - N. P. & P. S.
-------------------------------------    -------------------------------------
           PRINTED TITLE                               PRINTED TITLE

                                A P P E N D I X  IV

                          ATTACHMENT TRANSFER RATE SCHEDULE

                                                                Appendix IV
                                                                Page 2 of 3



                                     APPENDIX IV
                          ATTACHMENT TRANSFER RATE SCHEDULE



    THIS APPENDIX IV, effective as of March 4, 1997, is an integral part of the License Agreement between BELLSOUTH TELECOMMUNICATIONS, INC. (Licensor) and IWL COMMUNICATIONS, INCORPORATED (Licensee), dated March 4, 1997 and contains fees and charges governing rearrangement and/or transfer work of Licensee's facilities in accordance with Article X, paragraphs A and C.

A) Pole attachment transfer rate will be reviewed at intervals not to exceed five (5) years.

B) Changes in rates will be provided to Licensee by Licensor via written letter. Such letter of notification will provide a minimum of sixty (60) days prior notice to Licensee, and Licensee agrees to pay such changed rate. Letter of notification shall become part of and be governed by the terms and conditions of this Agreement.

C) Licensee shall pay all applicable fees and charges due within thirty (30) days after receipt of the bill. Late payments will subject Licensee to a one and one-half per cent (1 1/2 %) late fee assessed monthly on outstanding unpaid balance.


POLE ATTACHMENT TRANSFER RATE

    Per pole (Throughout BellSouth region)                         $41.00

                                                                 Appendix IV
                                                                 Page 3 of 3




                                 A P P E N D I X  IV
                          ATTACHMENT TRANSFER RATE SCHEDULE


IWL COMMUNICATIONS, INCORPORATED         BELLSOUTH TELECOMMUNICATIONS, INC.
NAME OF LICENSEE                         NAME OF LICENSOR


BY:                                      BY:
    --------------------------------         --------------------------------
              SIGNATURE                               SIGNATURE


          Ignatius Leonards                        John C. Gunter
------------------------------------     ------------------------------------
            PRINTED NAME                            PRINTED NAME


             President                       Vice President - N. P. & P. S.
------------------------------------     ------------------------------------
           PRINTED TITLE                            PRINTED TITLE

                                      EXHIBIT I


                           ADMINISTRATIVE FORMS AND NOTICES

                                                                    Exhibit I
                                                                 Page 2 of 17




                                      EXHIBIT I

                           ADMINISTRATIVE FORMS AND NOTICES



    THIS EXHIBIT I, effective as of _____, , is an integral part of the License Agreement between BELLSOUTH TELECOMMUNICATIONS, INC. (Licensor), and IWL COMMUNICATIONS, INCORPORATED (Licensee), dated _____ , and contains the administrative forms governing the use of Licensor's Pole(s), Anchor(s) and Conduit System for Licensee's Communications Facilities.

                         INDEX OF ADMINISTRATIVE FORMS

Application and Pole Attachment License                                   A-1
Pole and Anchor Details                                                   A-2
Pole Survey Form                                                          A-3
Authorization for Prelicense Survey and/or
  Make-Ready Work                                                         B-1
Itemized Estimate - Pole and Anchor Make-Ready
  Work Charges                                                            C-1
Itemized Estimate - Conduit Make-Ready Work and
  Charges                                                                 C-2
Summary Estimate - Pole Attachment/Conduit Occupancy                      C-3
Application and Conduit Occupancy License                                 D-1
Conduit System Diagram                                                    D-2
Cable to Occupy Conduit                                                   D-3
Equipment Housings to be Placed in Manhole(s)                             D-4
Notification of Surrender or Modification of Pole
  Attachment License by Licensee                                          E
Notification of Surrender or Modification of Conduit
  Occupancy License by Licensee                                           F

Form A-1                                                          Exhibit I
1 of 2                                                         Page 3 of 17

                   APPLICATION AND POLE ATTACHMENT LICENSE

_______________________________        ________________________________
Name of Licensee                       Date

_______________________________        ________________________________
Street Address                         Licensor reference number (IDEAL)

_______________________________        ________________________________
City and State                         Date input into IDEAL

(Form A-1, page 2 of 2, to accompany this form when used)

In accordance with the terms and conditions of the License Agreement between us (BELLSOUTH LICENSE AGREEMENT NUMBER ______________ ), dated ________________, 19___, application is hereby made for a non-exclusive license to attach communications facilities to ______ poles as indicated on the attached sketch and Form A-2. This request will be designated:

POLE ATTACHMENT (P.A.) Application No. P.A. ________ (1), located
___________________________________________

Licensee hereby requests Licensor to provide an estimate of the cost to complete the required pre-licensing survey work. Such estimate does not bind the Licensee to acceptance of Licensor's completion of the Field Inspection portion of the prelicense survey.

Please initiate a Form B-1 for this application.

                                     By: __________________________________
                                         AUTHORIZED LICENSEE REPRESENTATIVE

                                     Its:__________________________________
                                         Title

                                     Tel No. ______________________________

____________________

(1) Individual applications to be numbered in sequential ascending order by Licensee for each License Agreement. Licensor will process applications in sequential ascending order according to the application numbers assigned by the Licensee.

Form A-1                                                               Exhibit I
2 of 2                                                              Page 4 of 17


                  APPLICATION AND POLE ATTACHMENT LICENSE (CONTINUED)

The Pole Attachment Application (Form A-1) No. P.A. _________ is hereby

              / /    approved
              / /    declined

to attach the communications facilities described in this application to _______ poles as indicated on the attached Form A-2.

BELLSOUTH TELECOMMUNICATIONS, INC. authorization_________ has been assigned to this request. A copy of form(s) is/are attached for your files.

                                     By: __________________________________
                                        AUTHORIZED BELLSOUTH REPRESENTATIVE

                                     Tel. No. _____________________________

                                     Date _________________________________


(This form to accompany Form A-1, page 1 of 2, when it is used)

Form A-2                                                               Exhibit I
                                                                    Page 5 of 17

__________________________________          __________________________________
(LICENSEE)                                  BELLSOUTH LICENSE AGREEMENT NO.

__________________________________          __________________________________
(POLE ATTACHMENT APPLICATION NO.)           (AREA)(1)

__________________________________
LICENSOR REFERENCE NUMBER (IDEAL)


                                 POLE DETAILS
________________________________________________________________________________

                         LICENSEE (2)                             LICENSOR (3)
________________________________________________________________________________
Pole No.                               Make-Ready  Attachments  License  License
  (4)        Location  (5)             Req'd. (6)      (7)        No.     Date
________________________________________________________________________________

________________________________________________________________________________
 1
________________________________________________________________________________
 2
________________________________________________________________________________
 3
________________________________________________________________________________
 4
________________________________________________________________________________
 5
________________________________________________________________________________
 6
________________________________________________________________________________
 7
________________________________________________________________________________
 8
________________________________________________________________________________
 9
________________________________________________________________________________
10
________________________________________________________________________________
11
________________________________________________________________________________
12
________________________________________________________________________________
13
________________________________________________________________________________
                                (SEE REVERSE)

Form A-2                                                               Exhibit I

                                INSTRUCTIONS

(1) Area                     - Indicate name of Municipality, (Locality if
                               appropriate) or County where pole(s) is/are to be attached. Use separate page(s) for each such Municipality, Locality, or County involved.

(2) Licensee                 - Licensee completes columns (4), (5) and (7).

(3) Licensor                 - Licensor completes all columns in the section
                               headed Licensor. Also completes column (6) when performing field inspection.

(4) Pole Number              - Indicate identification number(1) attached
                               to or imprinted on pole. Include the Letters indicating pole ownership. If Pole Number or ownership identification is not available, enter UNK.

(5) Location                 - Indicate location of pole within the
                               Municipality, Locality, or County by providing name of Street, highway, Route, etc., e.g. South St. N/O (north of) Smith Road. Private property poles should be identified as follows:
                               PP - (lead-off pole 789 South St.)

(6) Make-Ready Required      - Indicate if make-ready work is required to
                               accommodate Licensee's communication facilities, e.g. Y (Yes) or N (No). If Licensee undertakes field inspection portion of pre-license survey, Licensee must submit a completed Pole Survey Form (A-3) for each pole requiring make-ready work.

(7) Attachments              - List all Licensee communication facilities to
                               be attached to the pole (anchors and guy strands are not permitted).



---------------------------
(1) House address may be used where available


                                                                            7/95

Form A-3                                                               Exhibit I
10/95                                                               Page 6 of 17

_______________________         POLE SURVEY FORM         _______________________
LICENSEE                                                 LICENSEE CONTACT

_____________________  _______________________  _________________  _____________
LICENSE AGREEMENT NO.  LICENSEE POLE APPL. NO.  DATE               TELEPHONE NO.
                       Attachment Height  Separation   Work Operation  Attachment Height
                       _________________________________________________________________
   Pole                                         Mid-
Information            Existing           Pole  span   Raise  Lower       Final         Charges
   (a)                   (b)              (c)   (d)     (e)    (f)         (g)            (h)
_______________________________________________________________________________________________
_______________________________________________________________________________________________
           Power
_______________________________________________________________________________________________
No:        CATV
_______________________________________________________________________________________________
           Other
_______________________________________________________________________________________________
Size:      Telephone
_______________________________________________________________________________________________
Class:                                                                         TOTAL (1) $
_______________________________________________________________________________________________
Location:                                                  Raise(i)     Lower(i)
_______________________________________________________________________________________________
           SURVEYED BY:
_______________________________________________________________________________________________
                                          Secondary
_______________________________________________________________________________________________
                                          Transformer
_______________________________________________________________________________________________
           DATE:                          Street Light
_______________________________________________________________________________________________
                                          Traffic Light
_______________________________________________________________________________________________
                                          Other
_______________________________________________________________________________________________

_______________________________________________________________________________________________
                                                                               TOTAL (2) $
_______________________________________________________________________________________________
                  LICENSEE TO PLACE
_______________________________________________________________________________________________
                                          TOTAL MAKE-READY CHARGES:
           ________    Strand              Sum (1) + (2)                                 $
           ________    Amplifier         ______________________________________________________
           ________    Drop                Work Order Information:
           ________    Pwr Supply Cab    ______________________________________________________
           ________    Anchor              Number:
           ________    Guy Strand        ______________________________________________________
                                           Date issued:
_______________________________________________________________________________________________

_______________________________________________________________________________________________
       Comments:
_______________________________________________________________________________________________

_______________________________________________________________________________________________
                                         (SEE REVERSE)

                               EXPLANATION OF POLE SURVEY FORM

ITEM      DESCRIPTION                      EXPLANATION                                  EXAMPLE
a      Pole information    In the process of completing a field survey,        Pole no. = P13S
                           the representative should sufficiently identify     Pole size/class = 45' 5
                           the pole by pole number, pole size, pole class,     Location = 123 1st Avenue West
                           and street address (or appropriate) to properly
                           locate in records.

b      Attachment height   The existing attachment heights for all             Power =
       (existing)          attachments currently existing on the respective    CATV =
                           pole should be recorded as measured from the        Telephone =
                           ground (noting any violations). Multiple            Other =
                           attachments should be so noted.


c & d  Separation at       From (b) above the pole separation can be           Power =
       pole & mid-span     determined, as well as any violations.              CATV =
                           Mid-span measurements should also be                Telephone =
                           recorded to determine possible conflicts            Other =
                           and/or pole change-out requirements for
                           additional attachments.
WORK OPERATIONS

                           After determining the attachment heights, if        Power = raise 1 ft
                           necessary to accommodate additional attachees,      CATV =  lower 2 ft
                           it may be necessary to make adjustments. These      Telephone = n/a/
e & f  Raise or lower      should be identified by recording the required      Other = n/a
       attachments         movement by parties involved. Under the
                           appropriate column, the work should be
                           identified as raise or lower and the distance
                           for each party.

g      Final attachment    With the information accumulated in (b) and         Power = 26' 6"
       heights             determinations from (e & f), the final
                           attachment height of all parties can be
                           calculated (i.e., Power is attached at 25' 6",
                           requires raising 1'; therefore, final attachment
                           height = 26'6".

h      Charges             The representative should determine from            Power =     3,000
                           available loaded-labor rates or contractor rate     CATV =        500
                           schedules the costs associated with BST             Telephone =   n/a
                           performing work operations for any attachee on      Other =     1,230
                           a BST pole. These should be recorded and summed     Total (1) = 4,730
                           as total (1).

i & j  Raise or lower      Identify if any other attachments to the pole       Power co. to raise
       other attachments   require adjustments. If these operations would      transformer.
                           require any BST expenditures, the amount should
                           be recorded and summed to Total (2).

       Total Make-Ready    These are the total of Total (1) & Total (2)        Total = $xxxx.xx
       Charges             representing amounts of expenditures BST would
                           incur to facilitate the attachment by another
                           party.

       All other form      These should be self-explanatory.
       fields


Form B-1                                                              Exhibit 1
Page 1 of 2                                                        Page 7 of 17

                                     AUTHORIZATION
                                          FOR
                       PRE-LICENSE SURVEY AND/OR MAKE READY WORK
________________________                        ________________________________
  LICENSEE                                      BELLSOUTH LICENSE AGREEMENT NO.

The following is a summary of the estimated charges for:

/____/ Pole attachment                       Application Number  P. A - ________
/____/ Conduit Occupancy                     Application Number  C. O - ________
 Location:

PRE-LICENSE SURVEY:
                             Hours   Rate/Hour    + %     Total
POLE
    Field Inspection (if req'd)
         *Summary Estimate   ______  _________  _______  ________
         *Itemized Estimate  ______  _________  _______  ________
                             *includes administrative processing
CONDUIT
    Field Inspection (if req'd)
        **Summary Estimate   ______  _________  _______  ________
        **Itemized Estimate  ______  _________  _______  ________
                             **includes field inspection and administrative
                               processing

    TOTAL POLE AND CONDUIT (if req'd)                    ________

If you wish us to complete the required survey work, please forward a check in the amount of $________ for a summary estimate or $________ for an itemized estimate.

Upon completion of this work, the above estimate will be adjusted to reflect the actual costs incurred.

                     ___________________________________  ______________________
                     AUTHORIZED BELLSOUTH REPRESENTATIVE            DATE

Form B-1                                                              Exhibit I
Page 2 of 2                                                        Page 8 of 17

                                    AUTHORIZATION
                                         FOR
                      PRE-LICENSE SURVEY AND/OR MAKE READY WORK
                                    AUTHORIZATION

_____________________________________
  BELLSOUTH LICENSE AGREEMENT NO.

Attached is a check in the amount of $ ___________ for the following:

         / /  Pre-license survey
         / /  Summary estimate
         / /  Itemized estimate

You are hereby authorized to proceed with the work necessary to furnish us a make-ready cost estimate.

                     _____________________________________  ____________________
                       AUTHORIZED LICENSEE REPRESENTATIVE     DATE

The attached form(s) ________ indicate(s) the total estimated cost for the above referenced make-ready work.

Should you desire to have this make-ready work accomplished, please forward a check to this office in the amount of $ ____________.

         / /  No make-ready work required

                     _____________________________________  ____________________
                       AUTHORIZED BELLSOUTH REPRESENTATIVE    DATE

Attached is a check in the amount of $ _____________ for the above referenced make-ready work. Please proceed with the work.

                     _____________________________________  ____________________
                       AUTHORIZED LICENSEE REPRESENTATIVE     DATE

BellSouth make-ready work completed _____________________________________.
                                                    DATE

Form C-1
                                                                   Exhibit I
                                                                Page 9 of 17


                                    ITEMIZED ESTIMATE

                             POLE MAKE-READY WORK & CHARGES


-------------------------------------     -----------------------------------
LICENSEE                                  DATE


-------------------------------------     -----------------------------------
BELLSOUTH LICENSE AGREEMENT NO.           CUSTOM WORK ORDER NO.


-------------------------------------     -----------------------------------
P.A. APPLICATION NO.                      EXCHANGE OR WIRE CENTER


-------------------------------------     -----------------------------------
AREA                                      LICENSOR REFERENCE NUMBER (IDEAL)

----------------------------------------------------------------------------------------------------------------------------
    POLE INFORMATION              MAKE-READY WORK REQUIREMENTS                 MATERIAL                       LABOR
                                                                                  (5)                          (6)
----------------------------------------------------------------------------------------------------------------------------
  Licensor                                             Performed         No.
  Pole No.    Location           Description of Work       By             &      Unit                         Rate/
    (1)          (2)                     (3)               (4)           Item    Cost    Total       Hours    Hour    Total
----------------------------------------------------------------------------------------------------------------------------

 1 -------------------------------------------------------------------------------------------------------------------------
 2 -------------------------------------------------------------------------------------------------------------------------
 3 -------------------------------------------------------------------------------------------------------------------------
 4 -------------------------------------------------------------------------------------------------------------------------
 5 -------------------------------------------------------------------------------------------------------------------------
 6 -------------------------------------------------------------------------------------------------------------------------
 7 -------------------------------------------------------------------------------------------------------------------------
 8 -------------------------------------------------------------------------------------------------------------------------
 9 -------------------------------------------------------------------------------------------------------------------------
10 -------------------------------------------------------------------------------------------------------------------------
11 -------------------------------------------------------------------------------------------------------------------------
12 -------------------------------------------------------------------------------------------------------------------------
13 -------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

                                     (SEE REVERSE)

                                 EXPLANATION OF COLUMN

1  Designate pole number assigned by Company
   T - Telephone     E - Electric     (Circle company that will be Licensor)

2  Name of Street, Road, Highway, Route, etc.

3  Work Operations Description, e.g.  Lwr 2 ca 1'           Rse rack 2'
                                      Lwr top ca 1'         Plc A&G
                                      Lwr ca & term 18"     Lwr fire alm 1'
                                      Rpl pole              Rse trnsf 1'

4  Indicate company to perform work
   operation                          T - Telephone         T/C-Either Telephone
                                      E - Electric           or CATV (optional)
                                      C - CATV              P - Police
                                      F - Fire              M - Municipality
                                                            O - Other
5  List non-exempt material (only)

6 Indicate labor hours and costs required to perform work operations listed in (3)

Form C-2
                                                                   Exhibit I
                                                                Page 10 of 17


                                    ITEMIZED ESTIMATE

                            CONDUIT MAKE-READY WORK & CHARGES


-------------------------------------     -----------------------------------
LICENSEE                                  DATE


-------------------------------------     -----------------------------------
BELLSOUTH LICENSE AGREEMENT NO.           CUSTOM WORK ORDER NO.


-------------------------------------     -----------------------------------
P.A. APPLICATION NO.                      EXCHANGE OR WIRE CENTER


-------------------------------------     -----------------------------------
AREA                                      LICENSOR REFERENCE NUMBER (IDEAL)


----------------------------------------------------------------------------------------------------------------------------
   CONDUIT INFORMATION             MAKE-READY WORK REQUIREMENTS              MATERIAL (4)                   LABOR (5)
----------------------------------------------------------------------------------------------------------------------------
       Location                                                                                               Rate/
 Street (1)    Section (2)             Description of Work (3)      No & Item   Unit Cost   Total      Hours   Hour   Total
----------------------------------------------------------------------------------------------------------------------------

 1 -------------------------------------------------------------------------------------------------------------------------
 2 -------------------------------------------------------------------------------------------------------------------------
 3 -------------------------------------------------------------------------------------------------------------------------
 4 -------------------------------------------------------------------------------------------------------------------------
 5 -------------------------------------------------------------------------------------------------------------------------
 6 -------------------------------------------------------------------------------------------------------------------------
 7 -------------------------------------------------------------------------------------------------------------------------
 8 -------------------------------------------------------------------------------------------------------------------------
 9 -------------------------------------------------------------------------------------------------------------------------
10 -------------------------------------------------------------------------------------------------------------------------
11 -------------------------------------------------------------------------------------------------------------------------
12 -------------------------------------------------------------------------------------------------------------------------
13 -------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

                                 (SEE REVERSE)

                             EXPLANATION OF COLUMN

1  Name of Street, Road, Highway, Route, etc.

2  Conduit section involved, e.g., MH102 to MH103, MH104 to pole 103, etc.

3 Work description, e.g., pump out mh, rod duct, mark duct, clear duct, replace 100X cable, etc.

4  List non-exempt material (only)

5 Indicate labor hours and costs required to perform work operations listed in (3).

Form C-3                                                           Exhibit I
                                                               Page 11 of 17

                         ITEMIZED ESTIMATE / SUMMARY ESTIMATE



-------------------------------   Pole Attachment                --------------------------
LICENSEE                          Application No.                DATE PREPARED
                                                  -----------
-------------------------------   Conduit Occupancy              --------------------------
BELLSOUTH LICENSE AGREEMENT NO.   Application No.                AUTHORIZATION NO.
                                                  ------------

-------------------------------                                  --------------------------
APPLICATION NO.                                                  WIRE CENTER OR EXCHANGE

-------------------------------
AREA



             Make-Ready     Hours      Rate/Hr                         Total
             ----------     -----      -------                         -----

         Labor                         $                             $
                           -------     ------                        ----------
    *    Engineering &
         Administration                $                             $
                           -------     ------                        ----------
         Material                                                    $
                                                                     ----------
                                                        Total        $
                                                                     ----------

                                   * LESS PREVIOUS PAYMENTS UNDER
                                     THIS AUTHORIZATION              $
                                                                     ----------
                                                        Amount Due   $


* If this authorization includes the make-ready survey and associated payments, engineering and administrative costs for the make-ready survey should be included in the estimated amount above.

Form D-1                                                           Exhibit I
                                                               Page 12 of 17


                      APPLICATION AND CONDUIT OCCUPANCY LICENSE


-------------------------------------       ---------------------------------
LICENSEE                                    DATE

-------------------------------------       ---------------------------------
ADDRESS                                     LICENSOR REFERENCE NUMBER (IDEAL)

-------------------------------------       ---------------------------------
ADDRESS                                     DATE INPUT INTO IDEAL

-------------------------------------
CITY, STATE, ZIP CODE

In accordance with the terms and conditions of the License Agreement (BELLSOUTH LICENSE AGREEMENT NO. _______ ) between us, dated _______________, 19__, application is hereby made for a license to occupy the conduit system shown on form D-2, with the cable and equipment detailed on Forms D-3 and D-4. This request will be designated as follows:

CONDUIT OCCUPANCY (C. O.)
Application Number CO-_____________(1)

                                   By:
                                       --------------------------------------
                                        AUTHORIZED LICENSEE REPRESENTATIVE

                                   Its:
                                        -------------------------------------
                                        TITLE
                                   Tel. No.
                                            ---------------------------------


The above referenced application, CO- ___________ is hereby      / / Approved
                                                                 / / Declined


to occupy Licensor's conduit system, as indicated on the attached Form D-2, with cable, equipment, and facilities specified on the attached Forms, D-3 and D-4. Duct footage this license is _____________.

                                   ------------------------------------------
                                      AUTHORIZED BELLSOUTH REPRESENTATIVE

                                   ------------------------------------------
                                                      DATE

(1) Individual applications to be numbered in sequential ascending order by Licensee for each License Agreement. Licensor will process applications in sequential ascending order according to the application numbers assigned by the Licensee.

Form D-2                                                           Exhibit I
                                                               Page 13 of 17


---------------------------------------
(LICENSEE)


---------------------------------------
(BELLSOUTH LICENSE AGREEMENT NO.)


---------------------------------------
(C. O. APPLICATION NO.)




                                CONDUIT SYSTEM DIAGRAM



    Letters (A, B, & C)   =   Cable designation by type from form D-3
    Numbers (1, 2, etc.)  =   Number of cable(s) by section

    --------------------  =   Represents all cables in conduit section

                       O  =   Pole


                            (See reverse for sample)

                         CONDUIT SYSTEM DIAGRAM - SAMPLE

                             [CONDUIT SYSTEM DIAGRAM]

Letters (A,B, & C)   =  Cable designation by type from form D-3
Numbers (1, 2, etc.) =  Number of cable(s) by section
                     =  Represents all cables in conduit section
--------------------
                   O =  Pole

Form D-3

                                                                      Exhibit I
                                                                  Page 14 of 17


-----------------------------------         -----------------------------------
LICENSEE                                    DATE
-----------------------------------         -----------------------------------
BELLSOUTH LICENSE AGREEMENT NO.             LICENSOR REFERENCE NUMBER (IDEAL)
-----------------------------------         -----------------------------------
CONDUIT OCCUPANCY APPLICATION NO.           DATE INPUT INTO IDEAL
-----------------------------------         -----------------------------------
AREA

                                CABLE TO OCCUPY CONDUIT

  ---------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------
                                                                   Maximum
     Cable              Wt. Lbs.   Metallic    Type    Maximum     Current
    Designa-    O. D.     Per       Sheath      of     Voltage     in any     Type of
      tion     Inches     Foot    or Shield   Cable   To Ground   Conductor   Jacket
                                  ----------          ---------
                                  Yes    No           AC    DC
      (a)        (b)      (c)     (d)    (d)   (e)    (f)   (f)      (g)       (h)
  ---------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------
1
  ---------------------------------------------------------------------------------------
2
  ---------------------------------------------------------------------------------------
3
  ---------------------------------------------------------------------------------------
4
  ---------------------------------------------------------------------------------------
5
  ---------------------------------------------------------------------------------------
6
  ---------------------------------------------------------------------------------------
7
  ---------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------

  (a) CABLE DESIGNATION: Assign letter, alphabetically, to each different type of cable to be installed.
  (b) O. D. (INCHES): Outside diameter of cable.
  (c) WT. LBS. PER FOOT: Self-explanatory.
  (d) METALLIC SHEATH OR SHIELD: Self-explanatory
  (e) TYPE OF CABLE: If coaxial cable, show number of tubes.
  (f) MAXIMUM VOLTAGE TO GROUND: Self-explanatory.
  (g) MAXIMUM CURRENT IN ANY CONDUCTOR: Indicate voltage and amperage.
  (h) TYPE OF JACKET: Enter the type of material of the outer jacket or sheath (polyethylene, PVC, lead, etc.)

Form D-4

                                                                      Exhibit I
                                                                  Page 15 of 17


-----------------------------------         -----------------------------------
LICENSEE                                    DATE
-----------------------------------         -----------------------------------
BELLSOUTH LICENSE AGREEMENT NO.             LICENSOR REFERENCE NUMBER (IDEAL)
-----------------------------------         -----------------------------------
CONDUIT OCCUPANCY APPLICATION NO.           DATE INPUT INTO IDEAL
-----------------------------------         -----------------------------------
AREA


                      EQUIPMENT HOUSINGS TO BE PLACED IN MANHOLES

   ------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------
     Manhole
     Location        Type         Height         Width         Depth       Weight
   ------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------
1
   ------------  ------------  ------------  ------------  ------------  ------------
2
   ------------  ------------  ------------  ------------  ------------  ------------
3
   ------------  ------------  ------------  ------------  ------------  ------------
4
   ------------  ------------  ------------  ------------  ------------  ------------
5
   ------------  ------------  ------------  ------------  ------------  ------------
6
   ------------  ------------  ------------  ------------  ------------  ------------
7
   ------------  ------------  ------------  ------------  ------------  ------------
8
   ------------  ------------  ------------  ------------  ------------  ------------
9
   ------------  ------------  ------------  ------------  ------------  ------------
10
   ------------  ------------  ------------  ------------  ------------  ------------
11
   ------------  ------------  ------------  ------------  ------------  ------------
12
   ------------  ------------  ------------  ------------  ------------  ------------
13
   ------------  ------------  ------------  ------------  ------------  ------------
14
   ------------  ------------  ------------  ------------  ------------  ------------

Form E

                                                                      Exhibit I
                                                                  Page 16 of 17


-----------------------------------         -----------------------------------
LICENSEE                                    DATE
-----------------------------------         -----------------------------------
LICENSEE REFERENCE NUMBER                   LICENSOR REFERENCE NUMBER (IDEAL)
-----------------------------------         -----------------------------------
AREA                                        DATE INPUT INTO IDEAL

                    NOTIFICATION OF SURRENDER OR MODIFICATION
                     OF POLE ATTACHMENT LICENSE BY LICENSEE

In accordance with the terms and conditions of the License Agreement between us (BELLSOUTH LICENSE AGREEMENT NO. _______________), dated _______________,
19__, notice is hereby given that the licenses covering attachments to the following poles and/or anchors and/or utilization of anchor/guy strand are surrendered (or modified as indicated in Licensee's prior notification to Licensor, dated _____________, 19__) effective __________________.

  ----------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------
    Assoc. Pole Number   License Number   License Date   Surrender or Modification   Date (surrender/modified)
  ----------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------
1   A   _
    A/GS
  ----------------------------------------------------------------------------------------------------------
2   A   _
    A/GS
  ----------------------------------------------------------------------------------------------------------
3   A   _
    A/GS
  ----------------------------------------------------------------------------------------------------------
4  A   _
   A/GS
  ----------------------------------------------------------------------------------------------------------
5  A   _
   A/GS
  ----------------------------------------------------------------------------------------------------------
6  A   _
   A/GS
  ----------------------------------------------------------------------------------------------------------
7  A   _
   A/GS
  ----------------------------------------------------------------------------------------------------------
8  A   _
   A/GS
  ----------------------------------------------------------------------------------------------------------
9  A   _
   A/GS
  ----------------------------------------------------------------------------------------------------------
10 A   _
   A/GS
  ----------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------

Date licensor received notification:   __________________
Date licensor accepted modification:   __________________

By:
   ---------------------------------------    ----------------------------------
   AUTHORIZED BELLSOUTH REPRESENTATIVE        AUTHORIZED LICENSEE REPRESENTATIVE

              ----------------------------
                             Poles:_______
DISCONTINUED:             Anchors: _______    ----------------------------------
               Anchor/Guy Strands: _______    TITLE
              ----------------------------

Form F

                                                                      Exhibit I
                                                                  Page 17 of 17


-----------------------------------         -----------------------------------
LICENSEE                                    DATE
-----------------------------------         -----------------------------------
LICENSEE REFERENCE NUMBER                   LICENSOR REFERENCE NUMBER (IDEAL)
-----------------------------------         -----------------------------------
AREA                                        DATE INPUT INTO IDEAL

                    NOTIFICATION OF SURRENDER OR MODIFICATION
                    OF CONDUIT OCCUPANCY LICENSE BY LICENSEE

In accordance with the terms and conditions of the License Agreement between us (BELLSOUTH LICENSE AGREEMENT NO. _______________), dated _______________,
19__, notice is hereby given that the licenses covering occupancy of the following conduit are surrendered (or modified as indicated in Licensee's prior notification to Licensor, dated _____________, 19__) effective
__________________.

  -----------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------
      License Number    License Date    Surrender of Modification    Date (surrender/modified)
  -----------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------
1
  -----------------------------------------------------------------------------------------------
2
  -----------------------------------------------------------------------------------------------
3
  -----------------------------------------------------------------------------------------------
4
  -----------------------------------------------------------------------------------------------
5
  -----------------------------------------------------------------------------------------------
6
  -----------------------------------------------------------------------------------------------
7
  -----------------------------------------------------------------------------------------------
8
  -----------------------------------------------------------------------------------------------
9
  -----------------------------------------------------------------------------------------------
10
  -----------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------

Date licensor received notification:   __________________
Date licensor accepted modification:   __________________

By:
    -----------------------------------      -----------------------------------
    AUTHORIZED BELLSOUTH REPRESENTATIVE      AUTHORIZED LICENSEE REPRESENTATIVE

DISCONTINUED:
   Total duct footage:                       -----------------------------------
                      ------------------     TITLE

                                                                      Exhibit II
                                                                     Page 1 of 1

NONDISCRIMINATION COMPLIANCE AGREEMENT

Contractors shall comply with the applicable provisions of the following:

Exec. Order No. 12138. P L. 95-507, Exec. Order No. 11246, Exec. Order
No. 11625, Section 8 of the Small Business Act as amended. Railroad Revitalization and Regulatory Reform Act of 1976. Exec. Order No. 11701, Exec. Order No. 11758, Exec. Order No. 12138, Section 503 of the Rehabilitation Act of 1973 as amended by PL93-516, Vietnam Era Veteran's Readjustment Assistance Act of 1974 and the rules, regulations and relevant Orders of the Secretary of Labor pertaining to the Executive Orders and Statutes listed above.

For contracts of or which aggregate to $2,500 or more annually, the following table describes the clauses which are included in the contract:

    1.   Inclusion of the Equal Employment clause in all contracts and orders;

    2.   Certification of non-segregated facilities;

    3. Certification that an affirmative action program has been developed and is being filed;

    4. Certification that an annual Employers Information Report (EEO-1 Standard Form 100) is being filed;

    5. Inclusion of the "Utilization of Minority and Women's Business Enterprises" clause in all contracts and orders;

    6. Inclusion of the "Minority and Women's Business Enterprise Subcontracting Program" clause in all contracts and orders;

    7. Inclusion of the "Listing of Employment Openings" clause in all contracts and orders;

    8. Inclusion of the "Employment of the Handicapped" clause in all contracts and orders:

         CONTRACT VALUE           CLAUSE(S) REQUIRED

         $ 2,500 to $10,000       8
         $10,000 to $50,000       1, 2, 5, 6, 7, 8
         $50,000 or more          1, 2, 3*, 4*, 5, 6, 7, 8

    * Applies only for businesses with 50 or more employees

1. Equal Employment Opportunity Provisions

In accordance with Exec. Order No. 11246, dated September 24, 1965 and Part 60-1 of, Title 41 of the codes of Federal Regulations (Public Contracts and Property Management, Office of Federal Contract Compliance. Obligations of Contractors and Subcontractors), as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

2.  Certification of Non-segregated Facilities

The contractor certifies that it does not and will not maintain any facilities it provides for its employees in a segregated manner, or permit its employees to perform their services at any location under its control where segregated facilities are maintained and that it will obtain a similar certification to the award of any nonexempt subcontract.

3.  Certification of Affirmative Action Program

The contractor affirms that it has developed and is maintaining an affirmative action plan as required by Part 60-2 of Title 41 of the Code of Federal Regulations.

4.  Certification of Filing of Employers Information Reports

The contractor agrees to file annually, on or before the 31st day of March, complete and accurate reports on Standard Form 100 (EEO-1) or such forms as may be promulgated in its place.

5. Utilization of Minority and Women's Business Enterprises

(a) It is the policy of the Government and BellSouth Corporation and its affiliates as a Government contractor, that minority and women's business enterprises shall have the maximum practicable opportunity to participate in the performance of contracts.

(b) The contractor agrees to use his or her best efforts to carry out this policy in the award of his or her subcontracts to the fullest extent consistent with the efficient performance of this contract. As used in this contract, the term "minority or women's business enterprise" means a business with at least 51 percent of which is owned by minority or women group members or in case of publicly owned businesses, at least 51 percent of the stock of which is owned by minority or women group members. For purposes of this definition, minority group members are Blacks, Hispanics, Asians, Pacific Islanders, American Indians and Alaskan Natives. Contractors may rely on written representation by subcontractors regarding their status as minority or women's business enterprises in lieu of an independent investigation.

6.  Minority and Women's Business Enterprise Subcontracting Program

(a) The contractor agrees to establish and conduct a program which will enable minority and women's business enterprises (as defined in paragraph 5 above) to be considered fairly as subcontractors and suppliers under the contract. In this connection, the Contractor shall:

(1) Designate a liaison officer who will administer the contractor's minority and women's business enterprises program;

(2) Provide adequate and timely consideration of the potentialities of known minority and women's business enterprises in all "make-or-buy" decisions;

(3) Assure that known minority and women's business enterprises will have an equitable opportunity to compete for subcontracts, particularly by arranging solicitations, time for the preparation of bids, quantities, specifications, and delivery schedules so as to facilitate the participation of minority and women's business enterprises;

(4) Maintain records showing (i) procedures which have been adopted to comply with the policies set forth in this clause, including the establishment of a source list of minority and women's business enterprises, (ii) awards to minority and women's business enterprises on the source list and (iii) specific efforts to identify and award contracts to minority and women's business enterprises;

(5) Include the Utilization of Minority and Women's Business Enterprises clause in subcontracts which offer substantial minority and women's business enterprises subcontracting opportunities;

(6) Cooperate with the Government's Contracting Officer for BellSouth Corporation or its affiliates in any studies and surveys of the contractor's minority and women's business enterprises procedures and practices that the Government's Contracting Officer may from time to time conduct;

(7) Submit periodic reports of subcontracting to known minority and women's business enterprises with respect to the records referred to in sub-paragraph
(4) above, in such form and manner and at such time (not more often than quarterly) as the Government's Contracting Officer for BellSouth Corporation or its affiliates may prescribe.

(b) The contractor further agrees to insert, in any subcontract hereunder which may exceed $500,000 (or in the case of WBE $1,000,000 in the case of contracts for the construction of any public facility and which offer substantial subcontracting possibilities) provisions which shall conform substantially to the language of this Agreement, including this paragraph (b) and to notify the Contracting Officer of the names of such subcontractors.

7.  List of Employment Openings for Veterans

In accordance with Exec. Order 11701, dated January 24, 1973, and Part 60-250 of Title 41 of the Code of Federal Regulations, as it may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

8.  Employment of the Handicapped

In accordance with Exec. Order 11758 dated January 15, 1974, and Part 60-741 of Title 41 of the Code of Federal Regulations as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

                                                                 Exhibit III
                                                                 Page 1 of 1



CONFLICT OF INTEREST AGREEMENT

The Licensor does business with thousands of contractors and suppliers. It is a fundamental policy of the Licensor that such dealings shall be conducted on a fair and impartial basis, free from improper influences, so that all participating contractors and suppliers may be considered on the basis of the quality and cost of their product or service.

The Licensor is also committed to doing business with contractors and suppliers in an atmosphere that is in keeping with the highest standards of business ethics. Although the Licensor recognizes that the exchange of gifts and entertainment is customary in some businesses, the Licensor believes that this practice often raises embarrassing questions about the motive of both the giver and receiver. Therefore, the Licensor has for some time followed a policy that its employees shall not accept from customers, suppliers of property, goods, or Services, or from any other persons, any gifts, benefits, or unusual hospitality that may in any way tend to influence them, or have the appearance of influencing them, in the performance of their jobs. Employees of the Licensor who are authorized to make purchases or negotiate contracts are aware of this policy.

The Licensor believes that firm adherence to this policy will help establish better business relationships between the Licensor and any Licensee. The Licensor solicits the Licensee's cooperation in achieving that objective.

By executing this Agreement, the Licensee hereby stipulates that the Licensee has not employed, retained, induced, or directed any person employed by the Licensor to solicit or secure this Agreement upon agreement, offer, understanding, or implication involving any form of remuneration whatsoever. The Licensee agrees that in the event of an allegation of substance (the determination of which will be solely made by the Licensor) that there has been a violation hereof, the Licensee will cooperate in every reasonable manner with the Licensor in establishing whether the allegation is true. Notwithstanding any provisions of this Agreement to the contrary, if a violation of this provision is found to have occurred and is deemed material by the Licensor, the Licensor may terminate this Agreement.

                                                                  Exhibit IV
                                                                 Page 1 of 1


NONDISCLOSURE AGREEMENT

During the term of this Agreement it may be necessary for the parties to provide to each other certain information considered to be proprietary or confidential. The receiving party shall protect such information of the disclosing party from whatever source from distribution, disclosure, or dissemination to anyone except employees of the receiving party with a need to know such information in conjunction with the provision of Services hereunder, except as authorized herein or as otherwise authorized in writing.

All such information shall be in writing or other tangible form and clearly marked with a confidential or proprietary legend. Information conveyed orally shall be designated as proprietary or confidential at the time of such oral conveyance and shall be reduced to writing within forty five (45) days.

The receiving party will not have an obligation to protect any portion of the disclosing party's information which:

    is made publicly available by the disclosing party or lawfully by a nonparty to this Agreement; or

    is lawfully obtained by the receiving party from any source other than the disclosing party; or

    is previously known to the receiving party without an obligation to keep it confidential; or is released by the disclosing party in writing; or

    is released by the receiving party pursuant to any valid subpoena issued in connection with any legal action or administrative proceedings; however, notice of the subpoena shall immediately be given to the other party.

    The receiving party will only make copies of the information received from the disclosing party as are necessary for its use under the terms hereof, and each such copy will be marked with the same proprietary notices as appear on the originals.

    The receiving party agrees to use the information solely in furtherance of its obligations under this Agreement and for no other purpose.

    The receiving party agrees not to identify the disclosing party or any other owner of information disclosed hereunder in any advertising or publicity without the prior written permission of the disclosing party.

                                                                  Exhibit V
                                                                Page 1 of 3



------------------------------------
DATE


------------------------------------
LICENSEE


------------------------------------
AUTHORIZED LICENSEE REPRESENTATIVE


------------------------------------
TELEPHONE NUMBER



Re: Transfer of License Agreements for Pole Attachments and/or Conduit
    Occupancy


Attached is a Consent of Licensor, BellSouth Telecommunications, Inc., form for the purpose of transferring ownership of a company having a license agreement for Pole and/or conduit occupancy with Licensor.

Both, Purchaser/Licensee and Seller, agree to the terms stated herein as indicated by authorized signatures on attached (page 3) in the space provided. Two (2) fully executed copies of the Consent of Licensor form are attached.

Purchaser/Licensee is required to sign a new license agreement with Licensor (if none exists with Purchaser/Licensee in service area) and will provide Licensor the following as specified in license agreement.

    1)   Letter of credit
    2)   Insurance certificate
    3)   Bond certificate
    4)   True copy of franchise with city/area doing business
    5) Three (3) copies of map showing the exact boundaries of area to be served attachment

                                                                   Exhibit V
                                                                 Page 2 of 3


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DATE

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PURCHASER/LICENSEE

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ADDRESS                                   AUTHORIZED LICENSEE REPRESENTATIVE

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ADDRESS                                   TITLE

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CITY, STATE, ZIP CODE                     TELEPHONE NUMBER






                                 CONSENT of LICENSOR

BellSouth Telecommunications, Inc.("Licensor"), is hereby advised that _______________________________________________________ (hereinafter called
Purchaser/Licensee) intends to purchase from
_____________________________________________________________________________.
(hereinafter called Seller) all or substantially all of the assets of Seller's company serving the territory of ____________________________________________.
The Seller's Pole Attachments and/or Conduit Occupancy are covered by that License Agreement for Pole Attachments and/or Conduit Occupancy (BELLSOUTH LICENSE AGREEMENT NO. ____________________ ) effective __________________, between Licensor and Seller (the "Seller's Pole Attachment and/or Conduit Occupancy Agreement").

This letter will confirm that effective upon Purchaser/Licensee's purchase of Seller's assets and the execution of a new License Agreement for Pole Attachments and/or Conduit Occupancy between Purchaser/Licensor and Licensor, the Seller's Pole Attachment and/or Conduit Occupancy Agreement shall be terminated and be of no further force or effect, and the Seller's Pole Attachments and/or Conduit Occupancy will cease to be covered under the Seller's Pole Attachment and/or Conduit Occupancy Agreement and will instead be included under the new Purchaser/Licensee's Pole Attachment and/or Conduit Occupancy Agreement at the appropriate terms applicable. In the interim, assets purchased from Seller will continue to be billed at the rate specified in the Seller's Pole Attachment and/or Conduit Occupancy Agreement.

Purchaser/Licensee shall assume any and all liabilities or obligations with respect to the "Seller's Pole Attachment and/or Conduit Occupancy Agreement" as of the purchase date.

                                                                  Exhibit V
                                                                Page 3 of 3


Purchaser/Licensee shall be responsible for obtaining from the appropriate governmental and/or private authority any required authorization to construct, operate and/or maintain its communications facilities on public and/or private property before it attaches its communications facilities to poles located on such public and/or private property. Such authorizations may include, but are not necessarily limited to, certificates of public convenience and necessity to provide service to the public and appropriate easements or right of way permits for location of facilities. In the absence of evidence satisfying the above, Licensor reserves the right to revoke or refuse to issue a license.



   CONSENTED AND AGREED TO BY:


   ----------------------------------                  Seller

                               By :
                                    ----------------------------------------

                     Name (Typed) :
                                    ----------------------------------------

                            Title :
                                    ----------------------------------------

                             Date :
                                    ----------------------------------------


   ----------------------------------              Purchaser/Licensee

                               By :
                                    ----------------------------------------

                     Name (Typed) :
                                    ----------------------------------------

                            Title :
                                    ----------------------------------------

                             Date :
                                    ----------------------------------------


   BELLSOUTH TELECOMMUNICATIONS, INC.

                               By :
                                    ----------------------------------------

                     Name (Typed) :
                                    ----------------------------------------

                            Title :
                                    ----------------------------------------

                             Date :
                                    ----------------------------------------

                                                                 Exhibit VI
                                                                Page 1 of 1



PROCEDURES FOR EMERGENCY ENTRANCE OF MANHOLES

For the purpose of emergency restoration, the Licensee will be responsible for abiding by terms of the agreement with Licensor as stipulated in Article IX, item F, and all OSHA rules and regulations concerning entering and working in Licensor's manholes. THE PRESENCE OF LICENSOR'S AUTHORIZED EMPLOYEE OR AGENT IS TO PROTECT THE LICENSOR'S EQUIPMENT AND SHALL NOT RELIEVE LICENSEE OF THE RESPONSIBILITY TO CONDUCT ALL OF ITS WORK OPERATIONS IN AND AROUND LICENSOR'S MANHOLES IN A SAFE AND WORKMANLIKE MANNER, IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

On a 24-hour basis, the Licensee should contact the previously assigned BellSouth regional service manager. If service manager is unavailable or not known (or for a new Licensee), call the Regional Customer Service Center in Jacksonville, Florida, at 1-800-432-2222.

                                                                 Exhibit VII
                                                                 Page 1 of 1


SUBSIDIARY COMPANIES


THIS EXHIBIT VII, effective as of ______________, , is an integral part of the License Agreement between BELLSOUTH TELECOMMUNICATIONS, INC. (Licensor), and IWL COMMUNICATIONS, INCORPORATED (Licensee), and contains a list of the subsidiary companies of the Licensee (Licensee's Subsidiaries) which shall be governed by said Agreement.

1)


2)


3)


4)








Licensee's subsidiaries shall be required to comply with the terms and conditions of the Agreement and any amendments thereto,and Licensee shall remain jointly and severally liable to Licensor for such compliance.